                                             Registration Statement No. 33-63927
                                                                       811-07411

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 3

                                       to

                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust:THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


B.  Name of Depositor:  THE TRAVELERS LIFE AND ANNUITY COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

              One Tower Square,
              Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

               Ernest J. Wright, Secretary
               The Travelers Life and Annuity Company
               One Tower Square
               Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

______   immediately upon filing pursuant to paragraph (b)
__X___   on May 1, 1999 pursuant to paragraph (b)
______   60 days after filing pursuant to paragraph (a)(1)
______   on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

______ Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2       CAPTION IN PROSPECTUS
-----------       ---------------------
   1              Cover page
   2              Cover page
   3              Not applicable
   4              The Insurance Company; Distribution
   5              The Travelers Fund UL II for Variable Life Insurance
   6              The Travelers Fund UL II for Variable Life Insurance
   7              Not applicable
   8              Not applicable
   9              Legal Proceedings and Opinion
   10             Prospectus Summary; The Insurance Company; The Travelers Fund UL
                  II for Variable Life Insurance, The Investment Options; The Policy;
                  Transfers of Cash Value; Cash Value and Cash Surrender Value;
                  Voting Rights; Disregard of Voting Rights; Dividends; Lapse and
                  Reinstatement
   11             Prospectus Summary; The Investment Options
   12             Prospectus Summary; The Investment Options
   13             Charges and Deductions; Distribution of the Policies
   14             The Policy
   15             Prospectus Summary; Allocation of Premium Payments
   16             The Investment Options; Allocation of Premium Payments
   17             Prospectus Summary; Right to Cancel Period; Cash Value and Cash Surrender
                     Value; Policy Loans; Exchange Rights
   18             The Investment Options; Charges and Deductions; Federal Tax
                     Considerations; Dividends
   19             Statements to Policy Owners
   20             Not applicable
   21             Policy Loans
   22             Not applicable
   23             Not applicable
   24             Not applicable
   25             The Insurance Company
   26             Not applicable
   27             The Insurance Company
   28             The Insurance Company; Management
   29             The Insurance Company
   30             Not applicable
   31             Not applicable
   32             Not applicable
   33             Not applicable
   34             Not applicable
   35             The Insurance Company; Distribution of the Policies
   36             Not applicable
   37             Not applicable
   38             Distribution of the Policies
   39             The Insurance Company; Distribution of the Policies
   40             Not applicable
   41             The Insurance Company; Distribution of the Policies
   42             Not applicable

Item No. of
Form N-8B-2       CAPTION IN PROSPECTUS
-----------       ---------------------
   43             Not applicable
   44             Allocation of Premium Payments; Accumulation Unit Values
   45             Not applicable
   46             Cash Value and Cash Surrender Value
   47             The Investment Options
   48             Not applicable
   49             Not applicable
   50             Not applicable
   51             Prospectus Summary; The Insurance Company; The Policy; Death
                  Benefits and Lapse and Reinstatement
   52             The Investment Options; Substitution
   53             Federal Tax Considerations
   54             Not applicable
   55             Not applicable
   56             Not applicable
   57             Not applicable
   58             Not applicable
   59             Financial Statements

                          THE TRAVELERS MARKETLIFE(SM)

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


FUND UL II
CAPITAL APPRECIATION FUND
MANAGED ASSETS TRUST                                PROSPECTUSES
MONEY MARKET PORTFOLIO
TRAVELERS SERIES TRUST                              MAY 1, 1999


The Travelers Life and Annuity Company, One Tower Square, Hartford, Connecticut
                       06183 X Telephone: (800) 334-4298

                                   PROSPECTUS





This Prospectus describes The Travelers MarketLife(sm), an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $50,000. The premium payment may be allocated by the Policy Owner to one or more of the variable funding options (the "Investment Options").



During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).



There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Late Period provision), or for a longer period as may be provided under the Lapse Protection Guarantee Rider.



We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however you may change the death benefit option, subject to certain conditions.



This Policy may be or become a modified endowment Policy under federal tax law. So, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.



REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.



EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

                               TABLE OF CONTENTS


Glossary of Special Terms..............    3
Prospectus Summary.....................    5
General Description....................    9
How the Policy Works...................    9
  Beneficiary..........................    9
  Applying Premium Payments............    9
The Investment Options.................   10
Policy Benefits and Rights.............   13
  Transfers of Cash Value..............   13
  Telephone Transfers..................   13
  Automated Transfers..................   13
     Dollar-Cost Averaging.............   13
     Portfolio Rebalancing.............   13
  Lapse and Reinstatement..............   13
  Lapse Protection Guarantee Rider.....   14
  Exchange Rights......................   14
  Right to Cancel......................   14
Access to Cash Values..................   14
  Policy Loans.........................   14
  Cash Value and Cash Surrender
     Value.............................   15
Death Benefit..........................   16
     Payment of Proceeds...............   17
     Payment Options...................   18
Maturity Benefits......................   18
     Maturity Extension Rider..........   18
Charges and Deductions.................   19
  Charges Against Premium..............   19
     Front-End Sales Charge............   19
     State Premium Tax Charge..........   19
  Monthly Deduction Amount.............   19
     Cost of Insurance Charge..........   19
     Policy Administrative Expense
       Charge..........................   19
     Charges for Supplemental Benefit
       Provisions......................   20
  Charges Against the Separate
     Account...........................   20
     Mortality and Expense Risk
       Charge..........................   20
     Administrative Expense Charge.....   20
  Underlying Fund Fees.................   20
  Surrender Charges....................   20
     Percent of Premium Charge.........   20
     Per Thousand of Stated Amount
       Charge..........................   21
  Transfer Charge......................   21
  Reduction or Elimination of
     Charges...........................   21
The Separate Account and Valuation.....   21
  The Travelers Fund UL II for Variable
     Life Insurance (Fund UL II).......   21
  How the Cash Value Varies............   22
  Accumulation Unit Value..............   22
  Net Investment Factor................   22
Changes to the Policy..................   23
  General..............................   23
  Changes in Stated Amount.............   23
  Changes in Death Benefit Option......   23
Additional Policy Provisions...........   24
  Assignment...........................   24
  Limit on Right to Contest & Suicide
     Exclusion.........................   24
  Misstatement as to Sex and Age.......   24
  Voting Rights........................   24
  Disregard of Voting Instructions.....   24
  Policies Sold Prior to May 1, 1998...   25
Other Matters..........................   25
  Statements to Policy Owners..........   25
  Suspension of Valuation..............   25
  Dividends............................   26
  Mixed and Shared Funding.............   26
  Distribution.........................   26
  Legal Proceedings and Opinion........   26
  Independent Accountants..............   26
Federal Tax Considerations.............   27
  General..............................   27
  Tax Status of the Policy.............   27
     Definition of Life Insurance......   27
     Diversification...................   27
     Investor Control..................   27
  Tax Treatment of Policy Benefits.....   28
     In General........................   28
     Modified Endowment Contracts......   28
     Exchanges.........................   29
     Aggregation of Modified Endowment
       Contracts.......................   29
     Policies which are not Modified
       Endowment Contracts.............   30
     Treatment of Loan Interest........   30
     The Company's Income Taxes........   30
The Company............................   30
  IMSA.................................   31
  Year 2000 Compliance.................   31
Management.............................   31
  Directors of The Travelers Life and
     Annuity Company...................   31
  Senior Officers of The Travelers Life
     and Annuity Company...............   33
Example of Policy Charges..............   33
Performance Information................   33
Illustrations..........................   37
Appendix
A -- Annual Minimum Premiums...........   46
B -- Surrender Charges.................   47
C -- Current Monthly Administrative
  Charge...............................   48
C(1) -- Guaranteed Monthly
  Administrative Charge................   50
Financial Statements -- Fund UL II
Financial Statements -- The Travelers
  Life and Annuity Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Life and Annuity Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account or Portfolio to which you may allocate premiums or Cash Value under Fund UL II.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid. (Not available in all states.)


LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.


MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

MONTHLY PREMIUM THRESHOLD -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first three Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Life and Annuity Company, the investment experience of which is kept separate from that of other assets of The Travelers Life and Annuity Company; for example, The Travelers Fund UL II for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?

The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.


INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL II:



Capital Appreciation Fund                       TEMPLETON VARIABLE PRODUCTS SERIES FUND:
Dreyfus Stock Index Fund                        Templeton Asset Allocation Fund (Class 1)
Managed Assets Trust                            Templeton Bond Fund (Class 1)
Money Market Portfolio                          Templeton Stock Fund (Class 1)
BT INSURANCE FUNDS TRUST:                       TRAVELERS SERIES FUND, INC.:
  EAFE Equity Index Fund                        AIM Capital Appreciation Portfolio
  Small Cap Index Fund                          Alliance Growth Portfolio
                                                MFS Total Return Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND:    Putnam Diversified Income Portfolio
  VIP Equity Income Portfolio                   Smith Barney High Income Portfolio
  VIP Growth Portfolio                          Smith Barney Large Cap Value Portfolio
  VIP High Income Portfolio
                                                TRAVELERS SERIES TRUST:
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND     U.S. Government Securities Portfolio
II:                                             Utilities Portfolio
  VIP II Asset Manager Portfolio                Zero Coupon Bond Portfolio 2000
                                                Zero Coupon Bond Portfolio 2005
GREENWICH STREET SERIES FUND:
  Equity Index Portfolio
  Total Return Portfolio



Additional Portfolios may be added from time to time. For more information see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.


PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.


During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio. After that, the cash value will be distributed to each Investment Option in the percentages indicated on your application.



RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:


     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.



     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.


POLICY VALUES: As with other types of insurance policies, MarketLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.


     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 100% of the Cash Surrender Value, subject to state approval. After year 13, the Company offers zero net cost loans. (For Policies issued before May 1, 1998, the maximum loan allowed is 90% of the Cash Surrender Value.) (See "Policy Loans" for loan impact on coverage and policy values.)



You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.



TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298.



You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.



LAPSE PROTECTION GUARANTEE RIDER: This Rider allows for your Policy to remain in effect for the first three Policy Years. You are required to pay at least the cumulative applicable Monthly Premium Threshold displayed on your Policy's Contract Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Guarantee is in effect.



LATE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.



EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.



TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.



CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:



     - SALES AND PREMIUM EXPENSE CHARGES -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.



                                                             TOTAL
       STATED                SALES          PREMIUM         PREMIUM
       AMOUNT                CHARGE           TAX           EXPENSE
       ------                ------         -------         -------
 less than $500,000           2.5%           2.5%            5.0%
$500,000 to $999,999          2.0%           2.5%            4.5%
$1,000,000 and over             0%           2.5%            2.5%



     This charge pays some distribution expenses and state and local premium taxes.



     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the monthly administrative expense charges and charges for optional benefits.



     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge.



     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.



ASSET-BASED CHARGES:



     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .80% for the first fifteen years and subject to state availability, for policies issued after May 1, 1998 .25% thereafter. (For Policies issued prior to May 1, 1998, the charge for the first fifteen years is .80% and .45% thereafter).



     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .10% for the first fifteen years and 0% thereafter.



     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. The fees are shown in the table below.

UNDERLYING FUND FEES




                                                        MANAGEMENT         OTHER             TOTAL
                                                           FEE            EXPENSES          EXPENSES
                                                      (AFTER EXPENSE   (AFTER EXPENSE    (AFTER EXPENSE
                     FUND NAME                        REIMBURSEMENT)   REIMBURSEMENT)    REIMBURSEMENT)
Capital Appreciation Fund                                 0.75%            0.10%             0.85%
Dreyfus Stock Index Fund                                  0.25%            0.01%             0.26%
Managed Assets Trust                                      0.50%            0.10%             0.60%
Money Market Portfolio(1)                                 0.32%            0.08%             0.40%
BT INSURANCE FUNDS TRUST:
Bankers Trust EAFE Index Fund(2)                          0.11%            0.54%             0.65%
Bankers Trust Small Cap Index Fund(2)                     0.05%            0.40%             0.45%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND:
VIP Equity-Income Portfolio(3)                            0.49%            0.08%             0.57%
VIP Growth Portfolio(3)                                   0.59%            0.07%             0.66%
VIP High Income Portfolio                                 0.58%            0.12%             0.70%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II:
VIP II Asset Manager Portfolio(3)                         0.54%            0.09%             0.63%
GREENWICH STREET SERIES FUND:
Equity Index Portfolio(4)                                 0.21%            0.09%             0.30%
Total Return Portfolio                                    0.75%            0.04%             0.79%
TEMPLETON VARIABLE PRODUCTS SERIES FUND:
Templeton Asset Allocation Fund                           0.60%            0.18%             0.78%
Templeton Bond Fund                                       0.50%            0.23%             0.73%
Templeton Stock Fund                                      0.70%            0.19%             0.89%
TRAVELERS SERIES FUND, INC.:
AIM Capital Appreciation Portfolio(5)                     0.80%            0.05%             0.85%
Alliance Growth Portfolio(5)                              0.80%            0.02%             0.82%
MFS Total Return Portfolio(5)                             0.80%            0.04%             0.84%
Putnam Diversified Income Portfolio(5)                    0.75%            0.12%             0.87%
Smith Barney High Income Portfolio(5)                     0.60%            0.07%             0.67%
Smith Barney Large Cap Value Portfolio(5)                 0.65%            0.03%             0.68%
TRAVELERS SERIES TRUST:
Travelers U.S. Government Securities Portfolio            0.32%            0.13%             0.45%
Utilities Portfolio                                       0.65%            0.15%             0.80%
Zero Coupon Bond Fund Portfolio (Series 2000)(6)          0.10%            0.05%             0.15%
Zero Coupon Bond Fund Portfolio (Series 2005)(6)          0.10%            0.05%             0.15%



(1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 0.65% for the Travelers Money Market Portfolio.



(2) These fees reflect an expense reimbursement arrangement whereby the adviser has agreed to reimburse the funds an amount based on the weighted average between the management fee and other expenses. Without such arrangement, the Management Fee and Other Expenses for the Bankers Trust EAFE Index Portfolio and Small Cap Index Portfolio would have been 0.45% and 1.21%, and 0.35% and 1.23%, respectively.



(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total Annual Operating Expenses presented in this table would have been 0.64% for VIP II Asset Manager Portfolio, 0.58% for VIP Equity Income Portfolio, and 0.68% for VIP Growth Portfolio.



(4) Other expenses for the Equity Index Portfolio have been restated to reflect the current expense reimbursement arrangement whereby the adviser has agreed to reimburse the Portfolio for the amount by which expenses exceed 0.30%. Without such arrangement, Total Annual Operating Expenses would have been 0.42%. In addition, the Portfolio Management Fee includes 0.06% for fund administration. Class 2 of this fund has a distribution plan or "Rule 12b-1 plan".



(5) Expenses are as of October 31, 1998 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1998.



(6) For the year ended December 31, 1998, Travelers reimbursed the Series 2000 Fund and the Series 2005 Fund for $35,705, and $38,063, in expenses, respectively. Because such expenses were reimbursed, the actual expense ratios were 0.15% for each period shown.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------


This prospectus describes an individual flexible premium variable universal life insurance Policy offered by The Travelers Life and Annuity Company ("Company"). The policy offers:


     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of optional riders

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of $50,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available investment options. The policy's cash value will increase or decrease depending on the performance of the investment options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account. Your policy will stay in effect as long as the policy's cash surrender value can pay the policy's monthly charges.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Money Market Portfolio. At the end of the Right to Cancel Period, we direct the net premiums to the investment option(s) selected on the application, unless you give us other directions.

The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.

We credit your policy with accumulation units of the investment option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each investment option's accumulation unit value computed after we receive your payment.


                             THE INVESTMENT OPTIONS

--------------------------------------------------------------------------------


You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.



The Investment Options currently available under Fund UL II are as follows:



    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Corporation
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
Dreyfus Stock Index Fund   Seeks to provide investment results     Mellon Equity
                           that correspond to the price and yield
                           performance of publicly traded common
                           stocks in the aggregate, as
                           represented by the Standard & Poor's
                           500 Composite Stock Price Index.
Managed Assets Trust       Seeks high total investment return      TAMIC
                           through a fully managed investment      Subadviser: Travelers
                           policy in a portfolio of equity, debt   Investment Management Company
                           and convertible securities.             ("TIMCO")
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.
BT INSURANCE FUNDS TRUST
EAFE Equity Index Fund     Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the EAFE index.
Small Cap Index Fund       Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the Russell 2000 index.
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND
VIP Equity-Income          Seeks reasonable income by investing    Fidelity Management &
Portfolio                  primarily in income-producing equity    Research Company ("FMR")
                           securities; in choosing these
                           securities, the portfolio manager will
                           also consider the potential for
                           capital appreciation.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
VIP Growth Portfolio       Seeks capital appreciation by purchas-  FMR
                           ing common stocks of well-known,
                           established companies, and small
                           emerging growth companies, although
                           its investments are not restricted to
                           any one type of security. Capital
                           appreciation may also be found in
                           other types of securities, including
                           bonds and preferred stocks.
VIP High Income Portfolio  Seeks to obtain a high level of         FMR
                           current income by investing primarily
                           in high yielding, lower-rated,
                           fixed-income securities, while also
                           considering growth of capital.
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II
VIP II Asset Manager       Seeks high total return with reduced    FMR
Portfolio                  risk over the long-term by allocating
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.
GREENWICH STREET
  SERIES FUND
Equity Index Portfolio     Seeks to replicate, before deduction    TIMCO
                           of expenses, the total return
                           performance of the S&P 500 index.
Total Return Portfolio     An equity portfolio that seeks to pro-  SSBC Fund Management Inc.
                           vide total return, consisting of        ("SSBC")
                           long-term capital appreciation and
                           income. The Portfolio will invest
                           primarily in a diversified portfolio
                           of dividend-paying common stocks.
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
Templeton Asset            Seeks a high level of total return      Templeton Investment Counsel,
Allocation Fund (Class 1)  with reduced risk over the long term    Inc.
                           through a flexible policy of investing
                           in stocks of companies in any nation
                           and debt obligations of companies and
                           governments of any nation.
Templeton Bond Fund        Seeks high current income by investing  Templeton Global Bond
(Class 1)                  primarily in debt securities of compa-  Managers
                           nies, governments and government
                           agencies of various nations throughout
                           the world.
Templeton Stock Fund       Seeks capital growth by investing       Templeton Investment Counsel,
(Class 1)                  primarily in common stocks issued by    Inc.
                           companies, large and small, in various
                           nations throughout the world.
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Adviser
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management Inc.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: MFS
                           invested in equity securities)
                           consistent with the prudent employment
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Putnam Diversified Income  Seeks high current income consistent    TIA
Portfolio                  with preservation of capital by         Subadviser: Putnam Investment
                           allocating its investments among the    Management, Inc.
                           following three sectors of the
                           fixed-income securities markets, a
                           U.S. Government Sector, a High Yield
                           Sector and an International Sector.
Smith Barney High Income   Seeks high current income. Capital      SSBC
Portfolio                  appreciation is a secondary objective.
                           The Portfolio will invest at least 65%
                           of its assets in high-yielding
                           corporate debt obligations and
                           preferred stock.
Smith Barney Large Cap     Seeks current income and long-term      SSBC
Value Portfolio            growth of income and capital by
                           investing primarily, but not
                           exclusively, in common stocks.
TRAVELERS SERIES TRUST
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government Securi-
                           ties Portfolio will be invested in
                           direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio        Seeks to provide current income by      SSBC
                           investing in equity and debt
                           securities of companies in the utility
                           industries.
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio (Series 2000     return as consistent with the
and Series 2005)           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolios may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolios
                           for the long term or until maturity.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers.


We calculate the number of Accumulation Units involved using the Accumulation Unit Values we calculate at the end of the business day on which we receive the transfer request.


TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT

Except as provided below under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

LAPSE PROTECTION GUARANTEE RIDER


You may elect to have a Lapse Protection Guarantee Rider added to the Policy (as long as the Insured is not a substandard risk). The Lapse Protection Guarantee Rider benefit provides that if during the first three Policy Years (the "Guarantee Period") the total premiums paid under the Policy, less any Loan Account Value or partial surrenders, equal or exceed the cumulative applicable Monthly Premium Threshold shown on the Policy Summary Page of the Policy, a Lapse Protection Guarantee will be in effect. (This rider is not available in all jurisdictions.) This rider provides that the Policy will not lapse during the next Policy Month even if the Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due, provided the next Policy Month is within the Guarantee Period. The Premium Threshold will change if the Policy Owner makes a change in the Stated Amount or adds or eliminates supplemental benefit riders under the Policy. In such event, the Company will send the Policy Owner notice of the new applicable Premium Threshold which must be met until the expiration of the Guarantee Period in order for the guarantee to remain in effect.


EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (which include a percent of premium charge and per thousand of Stated Amount charge). For Policy loans taken after January 1, 2001, subject to state availability, it is anticipated the maximum loan amount will be increased to 100% from 90%. Subject to state law, no loan requests may be made for amounts of less than $100.



If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. During the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged.


The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.


An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement.") For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.


CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction

Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:


ATTAINED AGE                        PERCENTAGE
------------                        ----------
    0-40                               250
     45                                215
     50                                185
     55                                150
     60                                130
     65                                120
     70                                115
     75                                105
     95+                               100


Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000


In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).


EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS


Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.")



Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options


We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.


                               MATURITY BENEFITS
--------------------------------------------------------------------------------

The Maturity Date is the anniversary of the Policy Date on which the Insured is age 95. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.


MATURITY EXTENSION RIDER


When the Insured reaches age 94, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any Loan Account Value will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Rider will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Rider to assess any potential tax liability.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE


When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. For Stated Amounts less than $500,000, the charge is 2.5%. The charge is 2% for Stated Amounts from $500,000 to $999,999, and for Stated Amounts of $1,000,000 or greater, there is no front-end sales charge. Additional charges may be assessed upon any full or partial surrender. (See "Surrender Charges.")


Sales charges are intended to cover our actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. We expect to recover the sales expenses of a Policy. To the extent sales expenses are not covered by the sales charges, we will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE


A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.



The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")


MONTHLY DEDUCTION AMOUNT


We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge and Charges for any Supplemental Benefit Provision. These are described below:


COST OF INSURANCE CHARGE

The amount of the Cost of Insurance deduction depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

POLICY ADMINISTRATIVE EXPENSE CHARGE

For the first three Policy Years, an administrative charge is deducted monthly from the Policy's Cash Value. This charge also applies to increases in the Stated Amount (excluding Cost of Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes.) This charge is used to cover expenses associated with issuing the Policy.


The charge currently varies by issue age, Stated Amount and smoker/non-smoker classification (see Appendix C for chart of current charges). The current Policy administrative charges are lower than the guaranteed maximum charges. (See Appendix C(1) for the guaranteed maximum charges.)

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS


The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any supplemental benefit provision for which there is a charge. The amount of this charge will vary depending upon the actual supplemental benefits selected.


CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE


We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.25% thereafter. For policies issued prior to May 1, 1998, this charge is at an annual rate of .80% for the first fifteen (15) Policy Years, and .45% thereafter. The mortality risk assumed is that the cost of insurance charge specified in the Policy may not be enough to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy. Refer to "Policies Sold Prior to May 1, 1998," if applicable.


ADMINISTRATIVE EXPENSE CHARGE


We deduct a daily charge for administrative expenses incurred by us. The charge equals an annual rate of 0.10% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter. Refer to "Policies Sold Prior to May 1, 1998," if applicable.


UNDERLYING FUND FEES


When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the underlying Mutual Funds are described in the individual fund prospectuses for the Investment Options and in the Policy prospectus summary. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.


SURRENDER CHARGES


There are two types of surrender charges that can apply under the Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender. The maximum surrender charges are included in the Policy and are in compliance with each state's nonforfeiture law.


PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy for its Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.


This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B.



TRANSFER CHARGE



There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers.



REDUCTION OR ELIMINATION OF CHARGES


We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------


THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE (FUND UL II)



The Travelers Fund UL II for Variable Life Insurance was established on October 17, 1995 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A

Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.


The assets of Fund UL II are invested exclusively in shares of the Investment Options. The operations of Fund UL II are also subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL II will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Fund UL II are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.



All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Fund in connection with premium payments allocated according to the Policy Owners' directions, and redeems Fund shares to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.


HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "valuation date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Cash Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone)


     - changing the beneficiary (unless irrevocably named)


Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.


CHANGES IN STATED AMOUNT



You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:



     1) against the most recent increase in the Stated Amount;



     2) to other increases in the reverse order in which they occurred;



     3) to the initial Stated Amount.


A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION


You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 also subject to underwriting. Contact your registered representative for more information.


                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT


The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.


LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

FOR POLICIES SOLD PRIOR TO MAY 1, 1998



The following pertains to policies sold prior to May 1, 1998 (or sold after May 1, 1998 in the states where the new policy has not yet been approved).



MORTALITY AND EXPENSE RISK CHARGE. The current charge is at an annual rate of 0.80% for years one through fifteen and 0.45% thereafter.



ADMINISTRATIVE EXPENSE CHARGE. The charge is 0.10% for years one through fifteen and 0.00% thereafter.



ILLUSTRATIONS



The values shown in these illustrations vary according to assumptions used for charges, and gross rates of returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses and an average of the Investment Option expenses and thereafter, 0.45% for mortality and expense risks, 0.00% for administrative expenses and an average of the Investment Option expenses.



The charge for Investment Option expenses reflected in the illustration assumes that Cash Value is allocated equally among all investment Options and that no Policy Loans are outstanding, and is the average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year.



After deduction of these amounts, the illustrated gross annual rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.52%, 4.48% and 10.48%, respectively on a current and guaranteed basis for the first fifteen Policy Years and to approximate net annual rates of -1.07%, 4.93% and 10.93%, respectively on a current and guaranteed basis thereafter.


                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION


We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 50% of the actual premium paid in the first twelve months. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. CFBDS, Inc. serves as principal underwriter of the Policies.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Separate Account.


Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable life contracts under Connecticut law and the validity of the forms of the variable life contracts under Connecticut law, have been reviewed by the General Counsel of the Company.


INDEPENDENT ACCOUNTANTS


Financial statements as of and for the year ended December 31, 1998 of Fund UL II, included in the registration statement have been included herein in reliance on the report of KPMG LLP, independent certified public accountants upon the authority of said firm as experts in accounting and auditing.



The financial statements of The Travelers Life and Annuity Company as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.


The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."


EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 13th Policy Year, is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES


The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Fund UL II. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL II under future tax law.



                                  THE COMPANY

--------------------------------------------------------------------------------


The Travelers Life and Annuity Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1973. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Fund UL II. The Company is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company's obligations as depositor for Fund UL II may not be transferred without notice to and consent of Policy Owners.



The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.



The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.


IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

YEAR 2000 COMPLIANCE


The Company is highly dependent on computer systems and systems applications for conducting its ongoing business functions. In 1996, The Travelers Insurance Company and its subsidiaries, including the Company, began the process of identifying, assessing and implementing changes to computer programs to address the Year 2000 issue and developed a comprehensive plan that encompasses The Travelers Insurance Company and its insurance subsidiaries, to address the issue. The issue involves the ability of computer systems that have time sensitive programs to recognize properly the Year 2000. The inability to do so could result in major failures or miscalculations that would disrupt the Company's ability to meet its customer and other obligations on a timely basis.



The Company has achieved substantial compliance with respect to its business critical systems in accordance with its Year 2000 plan and is in the process of certification to validate compliance. The Company anticipates completing the certification process by June 30, 1999. An ongoing re-certification process will be put in place for third and fourth quarter 1999 to ensure all systems and products remain compliant.



The total cost associated with the required modifications and conversions is being expensed as incurred in the period 1996 through 1999. The Company also has third party customers, financial institutions, vendors and others with which it conducts business and has confirmed their plans to address and resolve Year 2000 issues on a timely basis. While it is likely that these efforts by third party vendors and customers will be successful, it is possible that a series of failures by third parties could have a material adverse effect on the Company's results of operations in future periods.



In addition, the Company is developing contingency plans to address perceived risks associated with the Year 2000 effort. These include business resumption plans to address the possibility of internal systems failures and the possibility of failure of systems or processes outside the Company's control. As of year-end 1998, the Company has completed initial business resumption contingency plans which would enable business critical units to function beginning January 1, 2000 in the event of an unexpected failure. Business resumption contingency plans are expected to be finalized by June 30, 1999. Preparations for the management of the date change will continue through 1999.


                                   MANAGEMENT
--------------------------------------------------------------------------------


DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY



The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include, prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group, Inc.


                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994; Chief
Director                                    Financial Officer, Chief Accounting Officer, and
                                            Controller since January, 1999 and Vice President
                                            (1990-1994) of The Travelers Insurance Company; Partner
                                            (1986-1990) of PricewaterhouseCoopers LLP.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Insurance Company; Senior Vice
                                            President and General Counsel (1994-1996) Connecticut
                                            Mutual; Special Counsel & Chief of Staff (1988-1994)
                                            Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Insurance
                                            Company.
Michael A. Carpenter...........    1995     Co-chairman, Salomon Smith Barney since October 1998;
Director                                    Chairman since June 1996 and President and Chief
                                            Executive Officer June 1995-1998 of The Travelers
                                            Insurance Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Citigroup Inc.;
                                            Chairman, President and Chief Executive Officer
                                            (1989-1994), Kidder Peabody Group Inc.
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers Property Casualty Corp.; Chief
                                            Executive Officer and Director since December 1993 of
                                            The Travelers Insurance Group Inc.; Vice Chairman and
                                            Director of Citigroup Inc. since 1991; Chairman and
                                            Chief Executive Officer of Commercial Credit Company
                                            (1991-1993); Executive Vice President (1986-1991),
                                            Primerica Corporation.
Marc P. Weill*.................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Citigroup Inc. since 1992; Vice
                                            President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.
J. Eric Daniels................    1998     President and Chief Executive Officer since December
Director                                    1998 of The Travelers Insurance Company; Chief
                                            Operating Officer of Global Consumer Bank of Citibank.
                                            Since 1993, Vice President Citibank.


---------------
* Principal business address: Citigroup Inc., 153 East 53rd St., New York, New York 10043

SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY



The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.



            NAME                     POSITION WITH INSURANCE COMPANY
            ----                     -------------------------------
Stuart Baritz................       Senior Vice President
Barry Jacobson...............       Senior Vice President
Russell H. Johnson...........       Senior Vice President
Warren H. May................       Senior Vice President
David A. Tyson...............       Senior Vice President
F. Denney Voss...............       Senior Vice President
Elizabeth C.                        Senior Vice President
  Georgakopoulos.............
Christine M. Modie...........       Senior Vice President
Kathleen Preston.............       Senior Vice President


Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 35
Preferred Non-Smoker

Annual Net Premium: $ 850.00

Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $100,000
Level Death Benefit Option
Current Charges


                                   TOTAL MONTHLY DEDUCTION
                                     FOR THE POLICY YEAR
                                   -----------------------
                                   COST OF
POLICY   CUMULATIVE   SURRENDER   INSURANCE   ADMINISTRATIVE
 YEAR     PREMIUMS     CHARGES     CHARGES       CHARGES
------   ----------   ---------   ---------   --------------
 1       $  850.00     $456.00     $145.00        $96.00
 2       $1,700.00     $452.00     $157.00        $96.00
 3       $2,550.00     $450.00     $168.00        $96.00
 5       $4,250.00     $464.00     $190.00        $    0
 10      $8,500.00     $297.00     $250.00        $    0



Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.


                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time, Fund UL II's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten-year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL II that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under
Fund UL II during the period shown.



The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. Information about the Charges and Deductions assessed under the Policy, can be found on page 19. Illustrations of how these charges affect Cash Values and Death Benefits, begin on page 36. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through MarketLife.

                    AVERAGE ANNUAL RETURNS THROUGH 12/31/98


                                                                                               FUND
                                                                                             INCEPTION
      UNDERLYING INVESTMENT OPTIONS        ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS     DATE
      -----------------------------        --------   -----------   ----------   ---------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio           16.40%      13.58%           --          --     10/10/95
Alliance Growth Portfolio                    27.78%      27.88%           --          --      6/16/94
Capital Appreciation Fund (Janus Sub-
  Adviser)                                   60.18%      36.40%        26.42%      19.85%     3/18/82
Dreyfus Stock Index Fund                     26.97%      26.57%        22.38%         --      9/29/89
Fidelity VIP Equity-Income Portfolio         10.59%      16.66%        17.64%      14.53%     10/9/86
Fidelity VIP Growth Portfolio                38.11%      24.25%        20.57%      18.27%     10/9/86
Smith Barney Large Cap Value Portfolio        8.81%      17.41%           --          --      6/16/94
Total Return Portfolio                        4.01%      14.35%           --          --     10/16/91
Utilities Portfolio                          17.12%      15.65%           --          --       2/4/94
Templeton Stock Fund (Class 1)                0.35%      10.47%        10.14%      11.17%     8/31/88
Bankers Trust EAFE Index Fund                20.43%         --            --          --      8/22/97
Bankers Trust Small Cap Index Fund           -3.04%         --            --          --      8/25/97
Equity Index Portfolio                       27.31%      27.14%        23.25%         --     10/16/91
BOND FUNDS
Fidelity VIP High Income Portfolio           -5.17%       7.67%         7.79%      10.07%     9/19/85
Putnam Diversified Income Portfolio          -0.23%       4.51%           --          --      6/16/94
Smith Barney High Income Portfolio           -0.45%       7.96%           --          --      6/16/94
Templeton Bond Fund (Class 1)                 6.19%       5.36%         4.65%       6.45%     8/31/88
U.S. Gov't Securities Portfolio               9.19%       6.99%         7.14%         --      1/24/92
Zero Coupon Bond Portfolio 2000               6.62%       4.88%           --          --     10/11/95
Zero Coupon Bond Portfolio 2005              11.24%       7.35%           --          --     10/11/95
BALANCED FUNDS
Fidelity VIP II Asset Manager Portfolio      13.97%      15.62%        10.76%         --       9/6/89
MFS Total Return Portfolio                   10.63%      14.60%           --          --      6/16/94
Templeton Asset Allocation Fund (Class 1)     5.44%      12.40%        10.64%      11.11%     8/31/88
Managed Assets Trust                         20.29%      17.65%        14.71%      13.20%      8/6/82
MONEY MARKET FUND
Money Market Portfolio(1)                     4.11%       3.88%         3.45%       4.01%     10/1/81


The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

(1) An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                        MARKETLIFE HYPOTHETICAL EXAMPLE*
                Male nonsmoker age 40 with a level death benefit
               of $300,000 and annual premium payments of $5,000


                                                   ONE YEAR                              FIVE YEARS
                                     ------------------------------------   ------------------------------------
                                       TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
   UNDERLYING INVESTMENT OPTION      INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
   ----------------------------      ----------   -----------   ---------   ----------   -----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio     $5,000       $4,857       $2,942      $25,000           N/A          N/A
Alliance Growth Portfolio               5,000        5,362        3,447       25,000           N/A          N/A
Capital Appreciation Fund (Janus
  Sub-Adviser)                          5,000        6,805        4,890       25,000       $44,335      $42,274
Dreyfus Stock Index Fund                5,000        5,326        3,411       25,000        39,547       37,486
Fidelity's VIP Equity-Income
  Portfolio                             5,000        4,599        2,684       25,000        34,503       32,442
Fidelity's VIP Growth Portfolio         5,000        5,821        3,906       25,000        37,550       35,489
Smith Barney Large Cap Value
  Portfolio                             5,000        4,521        2,606       25,000           N/A          N/A
Total Return Portfolio                  5,000        4,308        2,393       25,000           N/A          N/A
Utilities Portfolio                     5,000        4,889        2,974       25,000           N/A          N/A
Templeton Stock Fund (Class 1)          5,000        4,146        2,231       25,000        27,659       25,598
Bankers Trust EAFE Index Fund           5,000        5,036        3,121       25,000           N/A          N/A
Bankers Trust Small Cap Index Fund      5,000        3,997        2,082       25,000           N/A          N/A
Equity Index Portfolio                  5,000        5,341        3,426       25,000        40,538       38,477
BOND FUNDS
Fidelity VIP High Income Portfolio      5,000        3,903        1,988       25,000        25,773       23,712
Putnam Diversified Income
  Portfolio                             5,000        4,121        2,206       25,000           N/A          N/A
Smith Barney High Income Portfolio      5,000        4,111        2,196       25,000           N/A          N/A
Templeton Bond Fund (Class 1)           5,000        4,405        2,490       25,000        23,430       21,369
Travelers U.S. Gov't Securities
  Portfolio                             5,000        4,537        2,622       25,000        25,272       23,211
Travelers Zero Coupon Bond
  Portfolio 2000                        5,000        4,424        2,509       25,000           N/A          N/A
Travelers Zero Coupon Bond
  Portfolio 2005                        5,000        4,628        2,713       25,000           N/A          N/A
BALANCED FUNDS
Fidelity's VIP II Asset Manager
  Portfolio                             5,000        4,749        2,834       25,000        28,176       26,115
MFS Total Return Portfolio              5,000        4,601        2,686       25,000           N/A          N/A
Templeton Asset Allocation Fund
  (Class 1)                             5,000        4,371        2,456       25,000        28,075       26,014
Managed Assets Trust                    5,000        5,029        3,114       25,000        31,672       29,611
MONEY MARKET FUND
Money Market Portfolio                  5,000        4,313        2,398       25,000        22,584       20,523



The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.5%, the 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance.



The benefits illustrated above may differ for other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as the age and underwriting classification of the insured (which could result in higher costs of insurance). Because MarketLife is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.


* These hypothetical examples show the effect of the performance quoted on cash values. Performance, loans and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.


The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.



For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).



The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .62% for Investment Option expenses and thereafter 0.25% for mortality and expense risks, 0.00% for administrative expenses, and .62% for Investment Option expenses.



The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year.



The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.



After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.52%, 4.48%, and 10.48%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -.87%, 5.13%, and 11.13%, respectively on a current and guaranteed basis thereafter.



For illustrations shown for policies issued prior to May 1, 1998, see "Policies Paid Prior to May 1, 1998" for the applicable charges and fees.



The illustrations do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently deducting such charges from the Separate Account. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.



Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**


Female, Issue Age 45                                         Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63



       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,675    150,000    150,000    150,000      1,005      1,080      1,155          0          0          9
2       3,435    150,000    150,000    150,000      1,980      2,193      2,417        892      1,092      1,303
3       5,282    150,000    150,000    150,000      2,918      3,335      3,789      1,882      2,274      2,701
4       7,221    150,000    150,000    150,000      3,961      4,651      5,432      2,969      3,617      4,352
5       9,258    150,000    150,000    150,000      4,964      6,001      7,224      4,020      4,994      6,144
6      11,396    150,000    150,000    150,000      5,925      7,388      9,179      5,031      6,406      8,162
7      13,641    150,000    150,000    150,000      6,849      8,813     11,319      6,008      7,904     10,410
8      15,999    150,000    150,000    150,000      7,734     10,281     13,664      6,947      9,480     12,863
9      18,474    150,000    150,000    150,000      8,582     11,791     16,235      7,887     11,096     15,540
10     21,073    150,000    150,000    150,000      9,387     13,342     19,055      8,800     12,755     18,468
15     36,153    150,000    150,000    150,000     12,612     21,610     37,784     12,612     21,610     37,784
20     55,399    150,000    150,000    150,000     14,808     31,711     70,099     14,808     31,711     70,099



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.


** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**


Female, Issue Age 45                                         Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63



       TOTAL
      PREMIUMS          DEATH BENEFIT                CASH VALUE           CASH SURRENDER VALUE
      WITH 5%    ---------------------------   -----------------------   -----------------------
YEAR  INTEREST     0%        6%        12%      0%       6%      12%      0%       6%      12%
------------------------------------------------------------------------------------------------
1       1,675    150,000   150,000   150,000     522      581      641       0        0        0
2       3,435    150,000   150,000   150,000   1,001    1,153    1,314       0      115      266
3       5,282    150,000   150,000   150,000   1,437    1,713    2,018     490      749    1,036
4       7,221    150,000   150,000   150,000   2,254    2,701    3,212   1,364    1,784    2,265
5       9,258    150,000   150,000   150,000   3,017    3,690    4,489   2,189    2,822    3,573
6      11,396    150,000   150,000   150,000   3,722    4,677    5,854   2,960    3,858    4,964
7      13,641    150,000   150,000   150,000   4,367    5,659    7,314   3,674    4,889    6,445
8      15,999    150,000   150,000   150,000   4,945    6,629    8,873   4,326    5,909    8,072
9      18,474    150,000   150,000   150,000   5,452    7,582   10,539   4,909    6,911    9,844
10     21,073    150,000   150,000   150,000   5,887    8,516   12,322   5,426    7,929   11,735
15     36,153    150,000   150,000   150,000   7,020   12,893   23,597   7,020   12,893   23,597
20     55,399    150,000   150,000   150,000   5,941   16,525   41,598   5,941   16,525   41,598



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.


** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**


Male, Issue Age 45                                           Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,968.75


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000      1,271      1,365      1,459        118        206        294
2       4,238    150,000    150,000    150,000      2,497      2,764      3,044      1,378      1,629      1,892
3       6,517    150,000    150,000    150,000      3,680      4,202      4,771      2,598      3,089      3,624
4       8,910    150,000    150,000    150,000      4,962      5,827      6,806      3,910      4,723      5,643
5      11,423    150,000    150,000    150,000      6,187      7,488      9,019      5,169      6,392      7,831
6      14,061    150,000    150,000    150,000      7,364      9,194     11,437      6,384      8,104     10,308
7      16,831    150,000    150,000    150,000      8,491     10,947     14,082      7,551      9,926     13,061
8      19,740    150,000    150,000    150,000      9,573     12,752     16,983      8,676     11,839     16,070
9      22,794    150,000    150,000    150,000     10,606     14,610     20,165      9,799     13,803     19,358
10     26,001    150,000    150,000    150,000     11,576     16,509     23,647     10,877     15,810     22,948
15     44,607    150,000    150,000    150,000     15,529     26,757     47,002     15,529     26,757     47,002
20     68,354    150,000    150,000    150,000     17,415     38,626     87,145     17,415     38,626     87,145



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.


** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**


Male, Issue Age 45                                           Face Amount $150,000
Preferred, Non Smoker                                        Annual Premium $1,968.75



       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,954       2,315      2,712       976       1,315      1,688
4       8,910    150,000    150,000    150,000     2,898       3,479      4,145     1,970       2,516      3,142
5      11,423    150,000    150,000    150,000     3,763       4,631      5,663     2,891       3,707      4,677
6      14,061    150,000    150,000    150,000     4,542       5,761      7,268     3,731       4,877      6,293
7      16,831    150,000    150,000    150,000     5,224       6,858      8,961     4,480       6,016      7,993
8      19,740    150,000    150,000    150,000     5,800       7,911     10,742     5,130       7,114      9,829
9      22,794    150,000    150,000    150,000     6,258       8,903     12,608     5,667       8,153     11,801
10     26,001    150,000    150,000    150,000     6,587       9,822     14,562     6,084       9,125     13,863
15     44,607    150,000    150,000    150,000     6,003      12,874     25,840     6,003      12,874     25,840
20     68,354    150,000    150,000    150,000       271      11,712     41,397       271      11,712     41,397



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.


** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                 MARKETLIFE POLICIES ISSUED BEFORE MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**



Female, Issue Age 45                                         Face Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,595.63


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000      1,005      1,080      1,155          0          0          9
2       3,435    150,000    150,000    150,000      1,980      2,193      2,417        892      1,092      1,303
3       5,282    150,000    150,000    150,000      2,918      3,335      3,789      1,882      2,274      2,701
4       7,221    150,000    150,000    150,000      3,961      4,651      5,432      2,969      3,617      4,352
5       9,258    150,000    150,000    150,000      4,964      6,001      7,224      4,020      4,994      6,144
6      11,396    150,000    150,000    150,000      5,925      7,388      9,179      5,031      6,406      8,162
7      13,641    150,000    150,000    150,000      6,849      8,813     11,319      6,008      7,904     10,410
8      15,999    150,000    150,000    150,000      7,734     10,281     13,664      6,947      9,480     12,863
9      18,474    150,000    150,000    150,000      8,582     11,791     16,235      7,887     11,096     15,540
10     21,073    150,000    150,000    150,000      9,387     13,342     19,055      8,800     12,755     18,468
15     36,153    150,000    150,000    150,000     12,612     21,610     37,784     12,612     21,610     37,784
20     55,399    150,000    150,000    150,000     14,663     31,415     69,475     14,663     31,415     69,475



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.


** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                 MARKETLIFE POLICIES ISSUED BEFORE MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Female, Issue Age 45                                         Face Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,595.63


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000       522         581        641         0           0          0
2       3,435    150,000    150,000    150,000     1,001       1,153      1,314         0         115        266
3       5,282    150,000    150,000    150,000     1,437       1,713      2,018       490         749      1,036
4       7,221    150,000    150,000    150,000     2,254       2,701      3,212     1,364       1,784      2,265
5       9,258    150,000    150,000    150,000     3,017       3,690      4,489     2,189       2,822      3,573
6      11,396    150,000    150,000    150,000     3,722       4,677      5,854     2,960       3,858      4,964
7      13,641    150,000    150,000    150,000     4,367       5,659      7,314     3,674       4,889      6,445
8      15,999    150,000    150,000    150,000     4,945       6,629      8,873     4,326       5,909      8,072
9      18,474    150,000    150,000    150,000     5,452       7,582     10,539     4,909       6,911      9,844
10     21,073    150,000    150,000    150,000     5,887       8,516     12,322     5,426       7,929     11,735
15     36,153    150,000    150,000    150,000     7,020      12,893     23,597     7,020      12,893     23,597
20     55,399    150,000    150,000    150,000     5,865      16,352     41,209     5,865      16,352     41,209



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.


** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                 MARKETLIFE POLICIES ISSUED BEFORE MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**



Male, Issue Age 45                                           Face Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,968.75


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000      1,271      1,365      1,459        118        206        294
2       4,238    150,000    150,000    150,000      2,497      2,764      3,044      1,378      1,629      1,892
3       6,517    150,000    150,000    150,000      3,680      4,202      4,771      2,598      3,089      3,624
4       8,910    150,000    150,000    150,000      4,962      5,827      6,806      3,910      4,723      5,643
5      11,423    150,000    150,000    150,000      6,187      7,488      9,019      5,169      6,392      7,831
6      14,061    150,000    150,000    150,000      7,364      9,194     11,437      6,384      8,104     10,308
7      16,831    150,000    150,000    150,000      8,491     10,947     14,082      7,551      9,926     13,061
8      19,740    150,000    150,000    150,000      9,573     12,752     16,983      8,676     11,839     16,070
9      22,794    150,000    150,000    150,000     10,606     14,610     20,165      9,799     13,803     19,358
10     26,001    150,000    150,000    150,000     11,576     16,509     23,647     10,877     15,810     22,948
15     44,607    150,000    150,000    150,000     15,529     26,757     47,002     15,529     26,757     47,002
20     68,354    150,000    150,000    150,000     17,237     38,258     86,362     17,237     38,258     86,362



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.


** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                 MARKETLIFE POLICIES ISSUED BEFORE MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Male, Issue Age 45                                           Face Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,968.75


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,954       2,315      2,712       976       1,315      1,688
4       8,910    150,000    150,000    150,000     2,898       3,479      4,145     1,970       2,516      3,142
5      11,423    150,000    150,000    150,000     3,763       4,631      5,663     2,891       3,707      4,677
6      14,061    150,000    150,000    150,000     4,542       5,761      7,268     3,731       4,877      6,293
7      16,831    150,000    150,000    150,000     5,224       6,858      8,961     4,480       6,016      7,993
8      19,740    150,000    150,000    150,000     5,800       7,911     10,742     5,130       7,114      9,829
9      22,794    150,000    150,000    150,000     6,258       8,903     12,608     5,667       8,153     11,801
10     26,001    150,000    150,000    150,000     6,587       9,822     14,562     6,084       9,125     13,863
15     44,607    150,000    150,000    150,000     6,003      12,874     25,840     6,003      12,874     25,840
20     68,354    150,000    150,000    150,000       223      11,556     40,979       223      11,556     40,979



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.


** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE    MALE    FEMALE
---    ----    ------
 0      2.80     2.42
 1      2.69     2.47
 2      2.59     2.48
 3      2.58     2.47
 4      2.58     2.47
 5      2.58     2.47
 6      2.58     2.47
 7      2.60     2.49
 8      2.62     2.52
 9      2.66     2.56
10      2.72     2.62
11      2.80     2.68
12      2.89     2.76
13      3.01     2.84
14      3.13     2.94
15      3.25     3.04
16      3.38     3.16
17      3.51     3.28
18      3.62     3.40
19      3.72     3.47
20      3.81     3.53
21      3.90     3.60
22      3.98     3.67
23      4.05     3.73
24      4.08     3.71
25      4.13     3.76
26      4.30     3.93
27      4.45     4.09
28      4.61     4.26
29      4.76     4.41
30      4.92     4.60
31      5.12     4.80
32      5.32     5.02
33      5.52     5.22
34      5.74     5.46
35      5.98     5.71
36      6.33     6.01
37      6.66     6.31
38      7.01     6.64
39      7.34     6.97
40      7.69     7.34
41      8.17     7.75
42      8.66     8.18
43      9.14     8.62
44      9.63     9.11
45     10.11     9.59
46     10.79    10.13
47     11.47    10.70

AGE    MALE    FEMALE
---    ----    ------
48     12.15    11.29
49     12.83    11.89
50     13.51    12.51
51     14.42    13.18
52     15.34    13.86
53     16.24    14.53
54     17.16    15.29
55     18.07    16.10
56     19.43    17.11
57     20.79    18.20
58     22.16    19.35
59     23.52    20.51
60     24.88    21.68
61     27.11    22.98
62     29.34    24.27
63     31.57    25.59
64     33.80    27.01
65     36.03    28.57
66     38.86    30.12
67     41.70    31.63
68     44.52    33.29
69     47.36    35.39
70     49.76    37.75
71     54.39    40.67
72     59.04    44.16
73     63.71    48.15
74     68.41    52.54
75     72.60    57.27
76     80.21    62.20
77     87.34    67.37
78     94.52    73.00
79    101.76    79.30
80    109.06    86.49
81    120.34    94.56
82    131.76   103.39
83    143.32   112.96
84    155.03   123.28
85    166.88   138.49
86    170.39   149.27
87    177.17   159.84
88    191.28   171.55
89    208.18   185.73
90    241.15   203.75
91    254.21   225.63
92    282.60   250.53
93    314.35   278.47
94    349.51   309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
  0         2.04           1.84         1.63
  1         2.04           1.84         1.63
  2         2.04           1.84         1.63
  3         2.04           1.84         1.63
  4         2.04           1.84         1.63
  5         2.19           1.97         1.75
  6         2.19           1.97         1.75
  7         2.21           1.99         1.77
  8         2.23           2.01         1.78
  9         2.26           2.03         1.81
 10         2.39           2.15         1.91
 11         2.46           2.21         1.97
 12         2.54           2.29         2.03
 13         2.65           2.39         2.12
 14         2.75           2.48         2.20
 15         2.76           2.48         2.21
 16         2.77           2.49         2.22
 17         2.79           2.51         2.23
 18         2.82           2.54         2.26
 19         2.90           2.61         2.32
 20         2.86           2.57         2.29
 21         2.93           2.64         2.34
 22         2.99           2.69         2.39
 23         3.04           2.74         2.43
 24         3.06           2.75         2.45
 25         3.08           2.77         2.46
 26         3.14           2.83         2.51
 27         3.25           2.93         2.60
 28         3.37           3.03         2.70
 29         3.47           3.12         2.78
 30         3.49           3.14         2.79
 31         3.64           3.28         2.91
 32         3.78           3.40         3.02

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
 33         3.92           3.53         3.14
 34         4.08           3.67         3.26
 35         4.19           3.77         3.35
 36         4.43           3.99         3.54
 37         4.66           4.19         3.73
 38         4.91           4.42         3.93
 39         5.14           4.63         4.11
 40         5.69           5.12         4.55
 41         6.05           5.45         4.84
 42         6.41           5.77         5.13
 43         6.76           6.08         5.41
 44         7.13           6.42         5.70
 45         7.18           6.46         5.74
 46         7.66           6.89         6.13
 47         8.14           7.33         6.51
 48         8.63           7.77         6.90
 49         9.11           8.20         7.29
 50        10.00           9.00         8.00
 51        10.67           9.60         8.54
 52        11.35          10.22         9.06
 53        12.02          10.82         9.62
 54        12.70          11.43        10.16
 55        13.01          11.71        10.41
 56        13.99          12.69        11.19
 57        14.97          13.47        11.98
 58        15.96          14.36        12.77
 59        16.93          15.24        13.54
 60        17.91          16.12        14.33
 61        19.52          17.57        15.82
 62        21.12          19.01        16.90
 63        22.73          20.46        18.18
 64        24.34          21.91        19.47
 65+       25.40          22.85        20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                   APPENDIX C
                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                  NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0
  1
  2
  3
  4
  5
  6
  7
  8
  9
 10
 11
 12
 13
 14
 15
 16
 17
 18
 19
 20        0.08          0.00          0.00
 21        0.08          0.00          0.00
 22        0.08          0.00          0.00
 23        0.08          0.00          0.00
 24        0.08          0.00          0.00
 25        0.08          0.00          0.00
 26        0.08          0.00          0.00
 27        0.08          0.00          0.00
 28        0.08          0.00          0.00
 29        0.08          0.00          0.00
 30        0.08          0.00          0.00
 31        0.08          0.00          0.00
 32        0.08          0.00          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.08          0.00          0.00
 34        0.08          0.00          0.00
 35        0.08          0.00          0.00
 36        0.08          0.00          0.00
 37        0.08          0.00          0.00
 38        0.08          0.00          0.00
 39        0.08          0.00          0.00
 40        0.08          0.00          0.00
 41        0.08          0.00          0.00
 42        0.08          0.00          0.00
 43        0.08          0.00          0.00
 44        0.08          0.00          0.00
 45        0.08          0.00          0.00
 46        0.08          0.00          0.00
 47        0.09          0.00          0.00
 48        0.09          0.00          0.00
 49        0.10          0.00          0.00
 50        0.10          0.00          0.00
 51        0.11          0.00          0.00
 52        0.11          0.00          0.00
 53        0.12          0.00          0.00
 54        0.12          0.00          0.00
 55        0.12          0.00          0.00
 56        0.13          0.00          0.00
 57        0.13          0.00          0.00
 58        0.14          0.00          0.00
 59        0.14          0.00          0.00
 60        0.15          0.00          0.00
 61        0.15          0.00          0.00
 62        0.15          0.00          0.00
 63        0.15          0.00          0.00
 64        0.15          0.00          0.00
 65+       0.15          0.00          0.00

APPENDIX C -- CURRENT MONTHLY ADMINISTRATIVE CHARGE

                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                    SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.12          0.08          0.00
  1        0.12          0.08          0.00
  2        0.12          0.08          0.00
  3        0.12          0.08          0.00
  4        0.12          0.08          0.00
  5        0.12          0.08          0.00
  6        0.13          0.08          0.00
  7        0.14          0.08          0.00
  8        0.15          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

                                 APPENDIX C(1)
                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                            SMOKERS AND NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.16          0.08          0.00
  1        0.16          0.08          0.00
  2        0.16          0.08          0.00
  3        0.16          0.08          0.00
  4        0.16          0.08          0.00
  5        0.16          0.08          0.00
  6        0.16          0.08          0.00
  7        0.16          0.08          0.00
  8        0.16          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

ANNUAL REPORT
DECEMBER 31, 1998



                           THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE



[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


ASSETS:
  Investments in eligible funds at market value:
    Capital Appreciation Fund, 67,152 shares (cost $4,552,584) ..................   $  4,884,670
    Dreyfus Stock Index Fund, 124,298 shares (cost $4,015,088) ..................      4,042,184
    Fidelity's Variable Insurance Products Fund, 273,899 shares (cost $6,491,545)      7,214,058
    Fidelity's Variable Insurance Products Fund II, 38,967 shares (cost $666,781)        707,638
    Greenwich Street Series Fund, 45,735 shares (cost $811,196) .................        802,641
    Managed Assets Trust, 23,344 shares (cost $435,181) .........................        466,640
    Money Market Portfolio, 1,814,516 shares (cost $1,814,516) ..................      1,814,516
    Templeton Variable Products Series Fund, 161,165 shares (cost $3,148,588) ...      3,265,956
    The Travelers Series Trust, 60,229 shares (cost $732,181) ...................        733,844
    Travelers Series Fund Inc., 696,710 shares (cost $11,527,948) ...............     12,335,010
                                                                                    ------------

      Total Investments (cost $34,195,608) ......................................                       $ 36,267,157

Receivables:
  Dividends .....................................................................                             54,172
  Premium payments and transfers from other Travelers accounts ..................                          3,420,732
Other assets ....................................................................                                115
                                                                                                        ------------

      Total Assets ..............................................................                         39,742,176
                                                                                                        ------------


LIABILITIES:
  Payables:
    Contract surrenders and transfers to other Travelers accounts ...............                          3,343,772
    Insurance charges ...........................................................                              6,228
    Administrative charges ......................................................                                777
                                                                                                        ------------

      Total Liabilities .........................................................                          3,350,777
                                                                                                        ------------

NET ASSETS: .....................................................................                       $ 36,391,399
                                                                                                        ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
  Dividends .....................................................................                   $  1,109,332

EXPENSES:
  Insurance charges .............................................................   $    181,666
  Administrative charges ........................................................         22,708
                                                                                    ------------

    Total expenses ..............................................................                        204,374
                                                                                                    ------------

      Net investment income .....................................................                        904,958
                                                                                                    ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions:
    Proceeds from investments sold ..............................................    156,819,235
    Cost of investments sold ....................................................    154,533,547
                                                                                    ------------

      Net realized gain (loss) ..................................................                      2,285,688

  Change in unrealized gain (loss) on investments:
    Unrealized gain at December 31, 1997 ........................................        606,203
    Unrealized gain at December 31, 1998 ........................................      2,071,549
                                                                                    ------------

      Net change in unrealized gain (loss) for the year .........................                      1,465,346
                                                                                                    ------------

        Net realized gain (loss) and change in unrealized gain (loss) ...........                      3,751,034
                                                                                                    ------------

  Net increase in net assets resulting from operations ..........................                   $  4,655,992
                                                                                                    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                        1998             1997
                                                                    -------------    -------------
OPERATIONS:
  Net investment income .........................................   $     904,958    $     113,261
  Net realized gain (loss) from investment transactions .........       2,285,688           59,827
  Net change in unrealized gain (loss) on investments ...........       1,465,346          604,862
                                                                    -------------    -------------

    Net increase in net assets resulting from operations ........       4,655,992          777,950
                                                                    -------------    -------------

UNIT TRANSACTIONS:
  Participant premium payments
    (applicable to 13,807,247 and 6,023,535 units, respectively)       23,714,477        9,467,190
  Participant transfers from other Travelers accounts
    (applicable to 112,904,264 and 3,924,751 units, respectively)     180,481,902        6,145,464
  Contract surrenders
    (applicable to 1,573,510 and 597,609 units, respectively) ...      (2,923,386)        (983,426)
  Participant transfers to other Travelers accounts
    (applicable to 114,570,535 and 3,898,149 units, respectively)    (180,744,823)      (5,898,576)
                                                                    -------------    -------------

  Net increase in net assets resulting from unit transactions ...      20,528,170        8,730,652
                                                                    -------------    -------------

    Net increase in net assets ..................................      25,184,162        9,508,602

NET ASSETS:
  Beginning of year .............................................      11,207,237        1,698,635
                                                                    -------------    -------------

  End of year ...................................................   $  36,391,399    $  11,207,237
                                                                    =============    =============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Fund UL II for Variable Life Insurance ("Fund UL II") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), a wholly owned subsidiary of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable life insurance contracts issued by Travelers Life. Fund UL II is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

   Participant premium payments applied to Fund UL II are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1998, the eligible funds available under Fund UL II were:
   Managed Assets Trust; Capital Appreciation Fund; Money Market Portfolio (formerly Cash Income Trust); U.S. Government Securities Portfolio, Utilities Portfolio, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Smith Barney Large Cap Value Portfolio (formerly Smith Barney Income and Growth Portfolio), Smith Barney High Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc.; Total Return Portfolio of Greenwich Street Series Fund (all of which are managed by affiliates of The Travelers); Templeton Bond Fund (Class 1 shares), Templeton Stock Fund (Class 1 shares) and Templeton Asset Allocation Fund (Class 1 shares) of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Not all funds may be available in all states or to all contract owners.

   Effective December 18, 1998, Zero Coupon Bond Fund Portfolio Series 1998 of The Travelers Series Trust was fully liquidated.

   The following is a summary of significant accounting policies consistently followed by Fund UL II in the preparation of its financial statements.

   SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

   SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

   FEDERAL INCOME TAXES. The operations of Fund UL II form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL II. Fund UL II is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

   The aggregate costs of purchases and proceeds from sales of investments were $178,419,828 and $156,819,235, respectively, for the year ended December 31, 1998. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $34,195,608 at December 31, 1998. Gross unrealized appreciation for all investments at December 31, 1998 was $2,179,408. Gross unrealized depreciation for all investments at December 31, 1998 was $107,859.

3. CONTRACT CHARGES

   Insurance charges and administrative charges of 0.80% and 0.10%, respectively, of the average net assets of Fund UL II on an annual basis, are deducted for mortality and expense risks and administrative expenses assumed by Travelers Life during the first fifteen years that a policy is in effect. Beginning in the sixteenth year that a policy is in effect, these charges are reduced to 0.45% and 0%, respectively on an annual basis. As of December 31, 1998 all contract owners had insurance charges and administrative charges of 0.80% and 0.10%, respectively.

   Travelers Life receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). Travelers Life received $31,109 and $25,191 in satisfaction of such contingent surrender charges for the years ended December 31, 1998 and 1997, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                DECEMBER 31, 1998
                                                       ------------------------------------
                                                                      UNIT           NET
                                                         UNITS       VALUE         ASSETS
                                                         -----       -----         ------
Capital Appreciation Fund ..........................   1,136,698   $    4.311   $ 4,900,354

Dreyfus Stock Index Fund ...........................   2,631,052        2.779     7,311,554

Fidelity's Variable Insurance Products Fund
  Equity-Income Portfolio ..........................   1,806,947        2.176     3,931,251
  Growth Portfolio .................................   1,037,155        2.524     2,617,318
  High Income Portfolio ............................     504,806        1.426       720,027

Fidelity's Variable Insurance Products Fund II
  Asset Manager Portfolio ..........................     428,153        1.652       707,498

Greenwich Street Series Fund
  Total Return Portfolio ...........................     518,132        1.549       802,485

    Managed Assets Trust ...........................     145,138        3.215       466,548

    Money Market Portfolio .........................   1,134,441        1.603     1,818,755

Templeton Variable Products Series Fund
  Templeton Asset Allocation Fund (Class 1 shares) .     477,886        1.638       782,791
  Templeton Bond Fund (Class 1 shares) .............     156,953        1.257       197,289
  Templeton Stock Fund (Class 1 shares) ............   1,418,179        1.611     2,284,793

The Travelers Series Trust
  U.S. Government Securities Portfolio .............     406,054        1.410       572,389
  Utilities Portfolio ..............................      51,014        1.974       100,721
  Zero Coupon Bond Fund Portfolio Series 2000 ......      28,611        1.187        33,959
  Zero Coupon Bond Fund Portfolio Series 2005 ......      60,699        1.287        78,142

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio ...............   1,499,046        1.369     2,052,888
  Alliance Growth Portfolio ........................   1,831,608        2.185     4,001,168
  MFS Total Return Portfolio .......................     919,153        1.638     1,505,540
  Smith Barney High Income Portfolio ...............     383,898        1.251       480,156
  Smith Barney Large Cap Value Portfolio ...........     592,895        1.730     1,025,773
                                                                                -----------

Net Contract Owners' Equity ........................                            $36,391,399
                                                                                ===========

5. STATEMENT OF INVESTMENTS

INVESTMENT OPTIONS                                                      NO. OF        MARKET
                                                                        SHARES         VALUE
                                                                     -----------   -----------
CAPITAL APPRECIATION FUND (13.5%)
  Total (Cost $4,552,584) ........................................        67,152   $ 4,884,670
                                                                     -----------   -----------

DREYFUS STOCK INDEX FUND (11.1%)
  Total (Cost $4,015,088) ........................................       124,298     4,042,184
                                                                     -----------   -----------

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (19.9%)
  Equity-Income Portfolio (Cost $3,610,485) ......................       153,901     3,912,160
  Growth Portfolio (Cost $2,104,206) .............................        57,538     2,581,729
  High Income Portfolio (Cost $776,854) ..........................        62,460       720,169
                                                                     -----------   -----------
    Total (Cost $6,491,545) ......................................       273,899     7,214,058
                                                                     -----------   -----------

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (2.0%)
  Asset Manager Portfolio
    Total (Cost $666,781) ........................................        38,967       707,638
                                                                     -----------   -----------

GREENWICH STREET SERIES FUND (2.2%)
  Total Return Portfolio
    Total (Cost $811,196) ........................................        45,735       802,641
                                                                     -----------   -----------

MANAGED ASSETS TRUST (1.3%)
    Total (Cost $435,181) ........................................        23,344       466,640
                                                                     -----------   -----------

MONEY MARKET PORTFOLIO (5.0%)
    Total (Cost $1,814,516) ......................................     1,814,516     1,814,516
                                                                     -----------   -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND (9.0%)
  Templeton Asset Allocation Fund (Class 1 shares) (Cost $778,273)        34,858       782,909
  Templeton Bond Fund (Class 1 shares) (Cost $193,910) ...........        17,825       197,327
  Templeton Stock Fund (Class 1 shares) (Cost $2,176,405) ........       108,482     2,285,720
                                                                     -----------   -----------
    Total (Cost $3,148,588) ......................................       161,165     3,265,956
                                                                     -----------   -----------

THE TRAVELERS SERIES TRUST (2.0%)
  U.S. Government Securities Portfolio (Cost $535,664) ...........        44,617       526,475
  Utilities Portfolio (Cost $88,733) .............................         5,864       100,740
  Zero Coupon Bond Fund Portfolio Series 2000 (Cost $33,888) .....         3,131        32,121
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $73,896) .....         6,617        74,508
                                                                     -----------   -----------
    Total (Cost $732,181) ........................................        60,229       733,844
                                                                     -----------   -----------

TRAVELERS SERIES FUND INC. (34.0%)
  AIM Capital Appreciation Portfolio (Cost $5,173,476) ...........       367,620     5,323,144
  Alliance Growth Portfolio (Cost $3,408,323) ....................       152,092     4,001,538
  MFS Total Return Portfolio (Cost $1,441,370) ...................        88,389     1,505,263
  Smith Barney High Income Portfolio (Cost $510,753) .............        37,843       479,090
  Smith Barney Large Cap Value Portfolio (Cost $994,026) .........        50,766     1,025,975
                                                                     -----------   -----------
    Total (Cost $11,527,948) .....................................       696,710    12,335,010
                                                                     -----------   -----------

TOTAL INVESTMENT OPTIONS (100%)
  (COST $34,195,608) .............................................                 $36,267,157
                                                                                   ===========

6. SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                        CAPITAL APPRECIATION FUND        DREYFUS STOCK INDEX FUND         EQUITY-INCOME PORTFOLIO
                                       ----------------------------    ----------------------------    ----------------------------
                                           1998            1997            1998            1997            1998            1997
                                           ----            ----            ----            ----            ----            ----
INVESTMENT INCOME:
Dividends ..........................   $     74,869    $          8    $     38,721    $     35,376    $     85,961    $     14,787
                                       ------------    ------------    ------------    ------------    ------------    ------------

EXPENSES:
Insurance charges ..................         20,764           5,532          18,973           4,820          18,997           4,048
Administrative charges .............          2,596             689           2,372             542           2,375             508
                                       ------------    ------------    ------------    ------------    ------------    ------------
    Net investment income (loss) ...         51,509          (6,213)         17,376          30,014          64,589          10,231
                                       ------------    ------------    ------------    ------------    ------------    ------------

REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Realized gain (loss) from investment
  transactions:
  Proceeds from investments sold ...      8,939,564          20,971      29,878,196          37,365         252,634          71,633
  Cost of investments sold .........      7,651,328          18,398      29,148,808          30,549         208,954          69,809
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net realized gain (loss) .......      1,288,236           2,573         729,388           6,816          43,680           1,824
                                       ------------    ------------    ------------    ------------    ------------    ------------

Change in unrealized gain (loss) on
  investments:
  Unrealized gain (loss) beginning
    of year ........................        105,992          (8,725)         86,164            (445)         99,327           3,309
  Unrealized gain (loss) end of year        332,086         105,992          27,096          86,164         301,675          99,327
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net change in unrealized gain
      (loss) for the year ..........        226,094         114,717         (59,068)         86,609         202,348          96,018
                                       ------------    ------------    ------------    ------------    ------------    ------------

  Net increase (decrease) in net
    assets resulting from operations      1,565,839         111,077         687,696         123,439         310,617         108,073
                                       ------------    ------------    ------------    ------------    ------------    ------------


UNIT TRANSACTIONS:
Participant premium payments .......      1,598,260         594,332       1,639,480         482,167       1,065,449         283,616
Participant transfers from other
  Travelers accounts ...............      9,781,587         435,944      36,723,998         448,073       1,874,478         809,707
Contract surrenders ................       (358,636)       (101,952)       (333,118)        (76,416)       (342,648)        (78,809)
Participant transfers to other
  Travelers accounts ...............     (8,883,995)         (9,284)    (32,413,993)        (22,182)       (151,989)        (56,274)
                                       ------------    ------------    ------------    ------------    ------------    ------------

  Net increase (decrease) in net
    assets resulting from unit
    transactions ...................      2,137,216         919,040       5,616,367         831,642       2,445,290         958,240
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ...................      3,703,055       1,030,117       6,304,063         955,081       2,755,907       1,066,313


NET ASSETS:
  Beginning of year ................      1,197,299         167,182       1,007,491          52,410       1,175,344         109,031
                                       ------------    ------------    ------------    ------------    ------------    ------------

  End of year ......................   $  4,900,354    $  1,197,299    $  7,311,554    $  1,007,491    $  3,931,251    $  1,175,344
                                       ============    ============    ============    ============    ============    ============

     GROWTH PORTFOLIO            HIGH INCOME PORTFOLIO        ASSET MANAGER PORTFOLIO       TOTAL RETURN PORTFOLIO
--------------------------    --------------------------    --------------------------    --------------------------
   1998           1997           1998           1997           1998           1997           1998           1997
   ----           ----           ----           ----           ----           ----           ----           ----
$   124,603    $     6,210    $    49,003    $     3,008    $    44,447    $     4,398    $    38,676    $    19,156
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     12,316          3,490          4,741          1,423          3,774            882          5,776          1,528
      1,540            427            593            181            471            109            722            186
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    110,747          2,293         43,669          1,404         40,202          3,407         32,178         17,442
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




    172,237         74,627         57,305        134,453         84,980         13,082        173,048         15,259
    146,160         71,855         60,868        133,952         81,260         12,936        163,752         13,281
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     26,077          2,772         (3,563)           501          3,720            146          9,296          1,978
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     65,515            155         28,905            338         14,373            (27)         6,485            479
    477,523         65,515        (56,685)        28,905         40,857         14,373         (8,555)         6,485
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    412,008         65,360        (85,590)        28,567         26,484         14,400        (15,040)         6,006
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    548,832         70,425        (45,484)        30,472         70,406         17,953         26,434         25,426
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    878,682        391,611        291,102         59,161        316,953         92,210        247,970        143,153
    667,426        379,350        195,962        408,795        133,229        172,963        234,893        307,511
   (248,686)       (85,506)       (50,099)       (17,011)       (65,210)       (22,869)       (60,314)       (17,089)
    (49,786)       (55,077)       (48,116)      (127,062)       (11,280)        (6,382)      (121,404)        (6,601)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


  1,247,636        630,378        388,849        323,883        373,692        235,922        301,145        426,974
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  1,796,468        700,803        343,365        354,355        444,098        253,875        327,579        452,400


    820,850        120,047        376,662         22,307        263,400          9,525        474,906         22,506
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

$ 2,617,318    $   820,850    $   720,027    $   376,662    $   707,498    $   263,400    $   802,485    $   474,906
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

6. SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)


                                                                                                    TEMPLETON ASSET ALLOCATION
                                                                                                                 FUND
                                           MANAGED ASSETS TRUST         MONEY MARKET PORTFOLIO             (CLASS 1 SHARES)
                                       ---------------------------   ---------------------------   ---------------------------
                                           1998           1997           1998           1997           1998           1997
                                           ----           ----           ----           ----           ----           ----
INVESTMENT INCOME:
Dividends ...........................  $     16,040   $      2,064   $    115,285   $     36,259   $     30,464   $      5,560
                                       ------------   ------------   ------------   ------------   ------------   ------------

EXPENSES:
Insurance charges ...................         1,786            371         18,666          5,861          5,100          1,239
Administrative charges ..............           223             46          2,333            729            638            155
                                       ------------   ------------   ------------   ------------   ------------   ------------
    Net investment income (loss) ....        14,031          1,647         94,286         29,669         24,726          4,166
                                       ------------   ------------   ------------   ------------   ------------   ------------

REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Realized gain (loss) from investment
  transactions:
  Proceeds from investments sold ....        43,382         10,996     40,088,922      4,046,511        138,697         21,111
  Cost of investments sold ..........        37,679          9,921     40,088,922      4,046,511        136,460         19,574
                                       ------------   ------------   ------------   ------------   ------------   ------------

    Net realized gain (loss) ........         5,703          1,075           --             --            2,237          1,537
                                       ------------   ------------   ------------   ------------   ------------   ------------

Change in unrealized gain (loss) on
  investments:
  Unrealized gain (loss) beginning of
    year ............................         4,755           (191)          --             --            1,084            532
  Unrealized gain (loss) end of year         31,459          4,755           --             --            4,636          1,084
                                       ------------   ------------   ------------   ------------   ------------   ------------

    Net change in unrealized gain
      (loss) for the year ...........        26,704          4,946           --             --            3,552            552
                                       ------------   ------------   ------------   ------------   ------------   ------------

Net increase (decrease) in net assets
    resulting from operations .......        46,438          7,668         94,286         29,669         30,515          6,255
                                       ------------   ------------   ------------   ------------   ------------   ------------




UNIT TRANSACTIONS:
Participant premium payments ........       148,771         37,766     13,513,324      5,786,468        318,867        163,825
Participant transfers from other
  Travelers accounts ................       212,553         52,750     37,931,466        586,545        261,063        174,058
Contract surrenders .................       (21,950)        (8,752)      (555,249)      (188,106)       (80,180)       (30,046)
Participant transfers to other
  Travelers accounts ................        (9,263)        (4,922)   (50,565,449)    (5,568,887)       (76,895)        (7,361)
                                       ------------   ------------   ------------   ------------   ------------   ------------

  Net increase (decrease) in net
    assets resulting from unit
    transactions ....................       330,111         76,842        324,092        616,020        422,855        300,476
                                       ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net
      assets ........................       376,549         84,510        418,378        645,689        453,370        306,731




NET ASSETS:
  Beginning of year .................        89,999          5,489      1,400,377        754,688        329,421         22,690
                                       ------------   ------------   ------------   ------------   ------------   ------------

  End of year .......................  $    466,548   $     89,999   $  1,818,755   $  1,400,377   $    782,791   $    329,421
                                       ============   ============   ============   ============   ============   ============

    TEMPLETON BOND FUND          TEMPLETON STOCK FUND       U.S. GOVERNMENT SECURITIES
      (CLASS 1 SHARES)             (CLASS 1 SHARES)                  PORTFOLIO                UTILITIES PORTFOLIO
---------------------------   ---------------------------   ---------------------------   ---------------------------
    1998           1997           1998           1997           1998           1997           1998           1997
    ----           ----           ----           ----           ----           ----           ----           ----
$     12,130   $         17   $    166,239   $     32,428   $     46,257   $      2,262   $      3,805   $         45
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


       1,546            188         16,676          4,790          2,991            194            604            183
         193             23          2,084            612            374             24             75             23
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      10,391           (194)       147,479         27,026         42,892          2,044          3,126           (161)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------




      73,913          2,010     25,950,404         48,702         13,179         17,836         15,147          1,782
      75,268          1,984     26,094,788         41,905         12,003         16,929         11,670          1,686
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      (1,355)            26       (144,384)         6,797          1,176            907          3,477             96
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


       1,000              1         (7,984)         8,229            738            (60)         6,150            (19)
       3,417          1,000        109,315         (7,984)        (9,189)           738         12,007          6,150
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

       2,417            999        117,299        (16,213)        (9,927)           798          5,857          6,169
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      11,453            831        120,394         17,610         34,141          3,749         12,460          6,104
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------





      26,582         36,154        895,395        498,265         50,942         41,530         18,753          8,128
     121,110         79,416     26,650,363        510,409        456,331          3,283         30,394         42,770
      (9,468)        (2,478)      (212,082)      (109,716)       (14,039)        (1,585)       (15,675)        (1,855)
     (66,157)          (282)   (26,276,598)       (11,811)        (2,990)          (222)          (162)          (448)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      72,067        112,810      1,057,078        887,147        490,244         43,006         33,310         48,595
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      83,520        113,641      1,177,472        904,757        524,385         46,755         45,770         54,699





     113,769            128      1,107,321        202,564         48,004          1,249         54,951            252
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$    197,289   $    113,769   $  2,284,793   $  1,107,321   $    572,389   $     48,004   $    100,721   $     54,951
============   ============   ============   ============   ============   ============   ============   ============

6. SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)


                                                         ZERO COUPON BOND FUND     ZERO COUPON BOND FUND     ZERO COUPON BOND FUND
                                                                PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                               SERIES 1998              SERIES 2000              SERIES 2005
                                                         ---------------------     ---------------------     ---------------------
                                                           1998         1997         1998         1997         1998         1997
                                                           ----         ----         ----         ----         ----         ----
INVESTMENT INCOME:
Dividends ...........................................    $      6     $    141     $  1,849     $    508     $  3,678     $    827
                                                         --------     --------     --------     --------     --------     --------

EXPENSES:
Insurance charges ...................................           7            2          122           30          331           60
Administrative charges ..............................           1         --             16            4           41            7
                                                         --------     --------     --------     --------     --------     --------
    Net investment income (loss) ....................          (2)         139        1,711          474        3,306          760
                                                         --------     --------     --------     --------     --------     --------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ....................       2,999          174       17,524        1,064        5,292       11,539
  Cost of investments sold ..........................       3,068          175       16,901        1,044        4,973       10,990
                                                         --------     --------     --------     --------     --------     --------

    Net realized gain (loss) ........................         (69)          (1)         623           20          319          549
                                                         --------     --------     --------     --------     --------     --------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..........        (113)          (2)        (184)        --           (192)          (1)
  Unrealized gain (loss) end of year ................        --           (113)      (1,767)        (184)         612         (192)
                                                         --------     --------     --------     --------     --------     --------

    Net change in unrealized gain (loss) for the year         113         (111)      (1,583)        (184)         804         (191)
                                                         --------     --------     --------     --------     --------     --------

Net increase (decrease) in net assets
  resulting from operations .........................          42           27          751          310        4,429        1,118
                                                         --------     --------     --------     --------     --------     --------


UNIT TRANSACTIONS:
Participant premium payments ........................         327          (14)       3,385        3,315       28,748       10,172
Participant transfers from other Travelers accounts .          56        2,706       38,105        6,056       35,774        6,064
Contract surrenders .................................        (543)        (159)      (2,567)        (423)      (6,320)      (1,750)
Participant transfers to other Travelers accounts ...      (2,484)        --        (14,973)        --           (109)         (28)
                                                         --------     --------     --------     --------     --------     --------

  Net increase (decrease) in net assets
    resulting from unit transactions ................      (2,644)       2,533       23,950        8,948       58,093       14,458
                                                         --------     --------     --------     --------     --------     --------

    Net increase (decrease) in net assets ...........      (2,602)       2,560       24,701        9,258       62,522       15,576




NET ASSETS:
  Beginning of year .................................       2,602           42        9,258         --         15,620           44
                                                         --------     --------     --------     --------     --------     --------

  End of year .......................................    $   --       $  2,602     $ 33,959     $  9,258     $ 78,142     $ 15,620
                                                         ========     ========     ========     ========     ========     ========

   AIM CAPITAL APPRECIATION                                                                              SMITH BARNEY HIGH INCOME
           PORTFOLIO                ALLIANCE GROWTH PORTFOLIO         MFS TOTAL RETURN PORTFOLIO                PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
    1998             1997             1998             1997             1998             1997             1998             1997
    ----             ----             ----             ----             ----             ----             ----             ----
$      2,031     $       --       $    157,237     $       --       $     41,658     $       --       $     35,061     $       --
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


      14,139            2,387           18,971            4,148            7,456            1,054            3,277            1,108
       1,767              292            2,371              541              932              131              410              139
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     (13,875)          (2,679)         135,895           (4,689)          33,270           (1,185)          31,374           (1,247)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------




  50,364,424           42,017          281,429          100,575           99,593           14,712          137,335           26,074
  50,138,696           35,849          211,143           83,028           86,784           13,588          130,279           24,019
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

     225,728            6,168           70,286           17,547           12,809            1,124            7,056            2,055
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


      14,449                8          127,693             (541)          19,330             (254)          14,581           (1,162)
     149,668           14,449          593,215          127,693           63,893           19,330          (31,663)          14,581
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

     135,219           14,441          465,522          128,234           44,563           19,584          (46,244)          15,743
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     347,072           17,930          671,703          141,092           90,642           19,523           (7,814)          16,551
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------





     604,531          226,505        1,009,403          367,916          507,102           75,606          196,364           75,443
  62,271,932          395,085        1,692,140          615,480          550,889          398,068          201,227           99,684
    (176,136)         (59,627)        (217,311)        (110,871)         (73,465)         (11,785)         (21,906)         (12,595)
 (61,632,098)          (4,654)        (245,697)          (5,050)         (52,303)         (10,432)        (102,054)            (550)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   1,068,229          557,309        2,238,535          867,475          932,223          451,457          273,631          161,982
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   1,415,301          575,239        2,910,238        1,008,567        1,022,865          470,980          265,817          178,533





     637,587           62,348        1,090,930           82,363          482,675           11,695          214,339           35,806
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$  2,052,888     $    637,587     $  4,001,168     $  1,090,930     $  1,505,540     $    482,675     $    480,156     $    214,339
============     ============     ============     ============     ============     ============     ============     ============

6. SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)


                                                          SMITH BARNEY LARGE CAP VALUE
                                                                    PORTFOLIO                            COMBINED
                                                         -------------------------------     -------------------------------
                                                              1998              1997              1998              1997
                                                              ----              ----              ----              ----
INVESTMENT INCOME:
Dividends ...........................................    $      21,312     $        --       $   1,109,332     $     163,054
                                                         -------------     -------------     -------------     -------------

EXPENSES:
Insurance charges ...................................            4,653               964           181,666            44,302
Administrative charges ..............................              581               123            22,708             5,491
                                                         -------------     -------------     -------------     -------------
    Net investment income (loss) ....................           16,078            (1,087)          904,958           113,261
                                                         -------------     -------------     -------------     -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ....................           29,031            35,099       156,819,235         4,747,592
  Cost of investments sold ..........................           23,783            29,782       154,533,547         4,687,765
                                                         -------------     -------------     -------------     -------------

    Net realized gain (loss) ........................            5,248             5,317         2,285,688            59,827
                                                         -------------     -------------     -------------     -------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..........           18,135              (283)          606,203             1,341
  Unrealized gain (loss) end of year ................           31,949            18,135         2,071,549           606,203
                                                         -------------     -------------     -------------     -------------

    Net change in unrealized gain (loss) for the year           13,814            18,418         1,465,346           604,862
                                                         -------------     -------------     -------------     -------------

Net increase (decrease) in net assets
    resulting from operations .......................           35,140            22,648         4,655,992           777,950
                                                         -------------     -------------     -------------     -------------




UNIT TRANSACTIONS:
Participant premium payments ........................          354,087            89,861        23,714,477         9,467,190
Participant transfers from other Travelers accounts .          416,926           210,747       180,481,902         6,145,464
Contract surrenders .................................          (57,784)          (44,026)       (2,923,386)         (983,426)
Participant transfers to other Travelers accounts ...          (17,028)           (1,067)     (180,744,823)       (5,898,576)
                                                         -------------     -------------     -------------     -------------

  Net increase (decrease) in net assets
    resulting from unit transactions ................          696,201           255,515        20,528,170         8,730,652
                                                         -------------     -------------     -------------     -------------

    Net increase (decrease) in net assets ...........          731,341           278,163        25,184,162         9,508,602




NET ASSETS:
  Beginning of year .................................          294,432            16,269        11,207,237         1,698,635
                                                         -------------     -------------     -------------     -------------

  End of year .......................................    $   1,025,773     $     294,432     $  36,391,399     $  11,207,237
                                                         =============     =============     =============     =============

7. SCHEDULE OF UNITS FOR FUND UL II FOR THE YEARS ENDED DECEMBER 31, 1998 AND
   1997


                                         CAPITAL APPRECIATION FUND        DREYFUS STOCK INDEX FUND        EQUITY-INCOME PORTFOLIO
                                        ---------------------------     ---------------------------     ---------------------------
                                           1998            1997            1998            1997            1998            1997
                                           ----            ----            ----            ----            ----            ----
Units beginning of year ............        444,866          77,659         460,680          31,576         597,615          70,383
Units purchased and transferred from
  other Travelers accounts .........      3,060,194         410,307      14,840,446         477,006       1,446,746         604,747
Units redeemed and transferred to
  other Travelers accounts .........     (2,368,362)        (43,100)    (12,670,074)        (47,902)       (237,414)        (77,515)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Units end of year ..................      1,136,698         444,866       2,631,052         460,680       1,806,947         597,615
                                        ===========     ===========     ===========     ===========     ===========     ===========


                                             GROWTH PORTFOLIO           HIGH INCOME PORTFOLIO        ASSET MANAGER PORTFOLIO
                                        -------------------------     -------------------------     -------------------------
                                            1998           1997           1998           1997           1998           1997
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       449,618         80,468        250,378         17,292        181,740          7,858
Units purchased and transferred from
  other Travelers accounts .........       729,395        453,937        323,773        341,485        296,426        194,847
Units redeemed and transferred to
  other Travelers accounts .........      (141,858)       (84,787)       (69,345)      (108,399)       (50,013)       (20,965)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     1,037,155        449,618        504,806        250,378        428,153        181,740
                                        ==========     ==========     ==========     ==========     ==========     ==========


                                            TOTAL RETURN PORTFOLIO          MANAGED ASSETS TRUST           MONEY MARKET PORTFOLIO
                                        ---------------------------     ---------------------------     ---------------------------
                                             1998            1997            1998             1997          1998            1997
                                             ----            ----            ----             ----          ----            ----
Units beginning of year ............        318,844          17,497          33,700           2,471         909,353         510,210
Units purchased and transferred from
  other Travelers accounts .........        319,279         317,987         122,196          36,681      32,514,069       4,201,770
Units redeemed and transferred to
  other Travelers accounts .........       (119,991)        (16,640)        (10,758)         (5,452)    (32,288,981)     (3,802,627)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Units end of year ..................        518,132         318,844         145,138          33,700       1,134,441         909,353
                                        ===========     ===========     ===========     ===========     ===========     ===========


                                         TEMPLETON ASSET ALLOCATION
                                                    FUND                    TEMPLETON BOND FUND             TEMPLETON STOCK FUND
                                              (CLASS 1 SHARES)                (CLASS 1 SHARES)                (CLASS 1 SHARES)
                                        ---------------------------     ---------------------------     ---------------------------
                                             1998            1997            1998             1997         1998              1997
                                             ----            ----            ----             ----         ----              ----
Units beginning of year ............        212,085          16,725          96,130             110         689,681         139,885
Units purchased and transferred from
  other Travelers accounts .........        363,199         219,569         123,125          98,390      17,899,636         623,191
Units redeemed and transferred to
  other Travelers accounts .........        (97,398)        (24,209)        (62,302)         (2,370)    (17,171,138)        (73,395)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Units end of year ..................        477,886         212,085         156,953          96,130       1,418,179         689,681
                                        ===========     ===========     ===========     ===========     ===========     ===========

7. SCHEDULE OF UNITS FOR FUND UL II
   FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)


                                         U.S. GOVERNMENT SECURITIES                                          ZERO COUPON BOND FUND
                                                  PORTFOLIO                    UTILITIES PORTFOLIO           PORTFOLIO SERIES 1998
                                         --------------------------        ------------------------        -------------------------
                                             1998             1997            1998            1997            1998             1997
                                             ----             ----            ----            ----            ----             ----
Units beginning of year ............         37,194           1,080          32,611             186           2,347              40
Units purchased and transferred from
  other Travelers accounts .........        381,386          37,586          27,452          34,029             339           2,452
Units redeemed and transferred to
  other Travelers accounts .........        (12,526)         (1,472)         (9,049)         (1,604)         (2,686)           (145)
                                           --------        --------        --------        --------        --------        --------
Units end of year ..................        406,054          37,194          51,014          32,611            --             2,347
                                           ========        ========        ========        ========        ========        ========


                                             ZERO COUPON BOND FUND           ZERO COUPON BOND FUND
                                                    PORTFOLIO                      PORTFOLIO              AIM CAPITAL APPRECIATION
                                               SERIES 2000 SERIES                 SERIES 2005                    PORTFOLIO
                                            -----------------------          ---------------------      ---------------------------
                                              1998            1997            1998            1997         1998              1997
                                              ----            ----            ----            ----         ----              ----
Units beginning of year ............          8,316            --            13,500              42         541,898          58,901
Units purchased and transferred from
  other Travelers accounts .........         35,127           8,703          52,454          15,066      51,302,755         536,587
Units redeemed and transferred to
  other Travelers accounts .........        (14,832)           (387)         (5,255)         (1,608)    (50,345,607)        (53,590)
                                            -------         -------         -------         -------     -----------        --------
Units end of year ..................         28,611           8,316          60,699          13,500       1,499,046         541,898
                                            =======         =======         =======         =======     ===========        ========


                                                                                                          SMITH BARNEY HIGH INCOME
                                          ALLIANCE GROWTH PORTFOLIO      MFS TOTAL RETURN PORTFOLIO               PORTFOLIO
                                          -------------------------      --------------------------      --------------------------
                                            1998              1997           1998             1997           1998             1997
                                            ----              ----           ----             ----           ----             ----
Units beginning of year ............        638,546          61,648         326,125           9,490         170,588          32,158
Units purchased and transferred from
  other Travelers accounts .........      1,437,723         649,958         673,650         332,791         309,772         149,150
Units redeemed and transferred to
  other Travelers accounts .........       (244,661)        (73,060)        (80,622)        (16,156)        (96,462)        (10,720)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................      1,831,608         638,546         919,153         326,125         383,898         170,588
                                         ==========      ==========      ==========      ==========      ==========      ==========


                                               SMITH BARNEY LARGE CAP
                                                   VALUE PORTFOLIO                             COMBINED
                                           --------------------------------        --------------------------------
                                                 1998                 1997             1998                 1997
                                                 ----                 ----             ----                 ----
Units beginning of year ............            185,237              12,845           6,601,052           1,148,524
Units purchased and transferred from
  other Travelers accounts .........            452,369             202,047         126,711,511           9,948,286
Units redeemed and transferred to
  other Travelers accounts .........            (44,711)            (29,655)       (116,144,045)         (4,495,758)
                                           ------------        ------------        ------------        ------------
Units end of year ..................            592,895             185,237          17,168,518           6,601,052
                                           ============        ============        ============        ============

                          INDEPENDENT AUDITORS' REPORT


To the Owners of Variable Life Insurance Contracts of
The Travelers Fund UL II for Variable Life Insurance:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL II for Variable Life Insurance as of December 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1998, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL II for Variable Life Insurance as of December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


KPMG LLP


Hartford, Connecticut
February 17, 1999

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 1998 and 1997, and the related statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.





/s/ KPMG LLP
Hartford, Connecticut
January 25, 1999

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                ($ in thousands)


FOR THE YEARS ENDED DECEMBER 31,                                1998           1997          1996
                                                                ----           ----          ----

REVENUES
Premiums                                                       $ 23,677       $ 35,190       $ 17,462
Net investment income                                           171,003        168,653        151,326
Realized investment gains (losses)                               18,493         44,871         (9,613)
Fee income                                                       14,687          5,004          1,336
Other                                                            14,199          3,159            940
-------------------------------------------------------------------------- ------------- --------------
     Total Revenues                                             242,059        256,877        161,451
-------------------------------------------------------------------------- ------------- --------------


BENEFITS AND EXPENSES
Current and future insurance benefits                            81,371         95,639         77,285
Interest credited to contractholders                             51,535         35,165         35,607
Amortization of deferred acquisition costs and
     value in insurance in force                                 17,031          6,036          3,286
Operating expenses                                                3,937         10,462          5,691
-------------------------------------------------------------------------- ------------- --------------
     Total Benefits and Expenses                                153,874        147,302        121,869
-------------------------------------------------------------------------- ------------- --------------

Income before federal income taxes                               88,185        109,575         39,582
-------------------------------------------------------------------------- ------------- --------------

Federal income taxes:
     Current                                                     18,917         33,859         29,456
     Deferred expense (benefit)                                  11,783          4,344        (15,665)
-------------------------------------------------------------------------- ------------- --------------
     Total Federal Income Taxes                                  30,700         38,203         13,791
-------------------------------------------------------------------------- ------------- --------------

Net income                                                     $ 57,485       $ 71,372       $ 25,791
========================================================================== ============= ==============




                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ in thousands)



DECEMBER 31,                                                                                    1998              1997
------------------------------------------------------------------------------------------ ---------------- -----------------

ASSETS
Fixed maturities, available for sale at fair value (cost, $1,707,347; $1,571,121)             $1,838,681        $1,678,120
Equity securities, at fair value (cost, $25,826; $15,092)                                         26,685            16,289
Mortgage loans                                                                                   174,565           160,247
Short-term securities                                                                            126,176           169,229
Other invested assets                                                                            136,122           121,242
------------------------------------------------------------------------------------------ ---------------- -----------------
     Total Investments                                                                         2,302,229         2,145,127
------------------------------------------------------------------------------------------ ---------------- -----------------

Separate accounts                                                                              2,178,474           812,059
Deferred acquisition costs and value of insurance in force                                       194,213            90,966
Premium balances receivable                                                                       16,074             9,288
Deferred federal income taxes                                                                     12,395            33,661
Other assets                                                                                      41,119            61,904
------------------------------------------------------------------------------------------ ---------------- -----------------
     Total Assets                                                                             $4,744,504        $3,153,005
------------------------------------------------------------------------------------------ ---------------- -----------------

LIABILITIES
Future policy benefits                                                                          $963,171          $971,602
Contractholder funds                                                                             947,411           818,971
Separate accounts                                                                              2,178,474           812,059
Other liabilities                                                                                114,690            84,712
------------------------------------------------------------------------------------------ ---------------- -----------------
     Total Liabilities                                                                         4,203,746         2,687,344
------------------------------------------------------------------------------------------ ---------------- -----------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized, 30,000 issued and outstanding             3,000             3,000
Additional paid-in capital                                                                       167,314           167,314
Retained earnings                                                                                282,555           225,070
Accumulated other changes in equity from non-owner sources                                        87,889            70,277
------------------------------------------------------------------------------------------ ---------------- -----------------
     Total Shareholder's Equity                                                                  540,758           465,661
------------------------------------------------------------------------------------------ ---------------- -----------------

     Total Liabilities and Shareholder's Equity                                               $4,744,504        $3,153,005
========================================================================================== ================ =================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
           STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                ($ IN THOUSANDS)



------------------------------------------------------ ---------------- ----------------- -------------------
STATEMENTS OF CHANGES IN RETAINED EARNINGS                  1998              1997               1996
------------------------------------------------------ ---------------- ----------------- -------------------

Balance, beginning of year                                 $225,070          $167,698            $157,907
Net income                                                   57,485            71,372              25,791
Dividends to parent                                               -            14,000              16,000
------------------------------------------------------ ---------------- ----------------- -------------------
Balance, end of year                                       $282,555          $225,070            $167,698
====================================================== ================ ================= ===================


------------------------------------------------------ ---------------- ----------------- -------------------
STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
------------------------------------------------------ ---------------- ----------------- -------------------

Balance, beginning of year                                  $70,277           $33,856             $35,330
Unrealized gains (losses), net of tax                        17,612            36,421              (1,474)
------------------------------------------------------ ---------------- ----------------- -------------------
Balance, end of year                                        $87,889           $70,277             $33,856
====================================================== ================ ================= ===================


------------------------------------------------------ ---------------- ----------------- -------------------
SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
------------------------------------------------------ ---------------- ----------------- -------------------

Net Income                                                  $57,485           $71,372             $25,791
Other changes in equity from
     non-owner sources                                       17,612            36,421              (1,474)
------------------------------------------------------ ---------------- ----------------- -------------------
Total changes in equity from
     non-owner sources                                      $75,097          $107,793             $24,317
====================================================== ================ ================= ===================



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ in thousands)



FOR THE YEARS ENDED DECEMBER 31,                                                         1998            1997           1996
----------------------------------------------------------------------------------- --------------- --------------- -------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                                                $  22,300       $  34,553     $   6,472
     Net investment income received                                                      146,158         170,460        71,083
     Benefits and claims paid                                                            (90,872)        (90,820)      (70,331)
     Interest credited to contractholders                                                (51,535)        (35,165)         (813)
     Operating expenses paid                                                             (75,632)        (40,868)       (5,482)
     Income taxes paid                                                                   (25,214)        (22,440)      (23,931)
     Other                                                                                  (596)         (7,702)       (6,857)
----------------------------------------------------------------------------------- --------------- --------------- -------------
         Net Cash Provided by (Used in) Operating Activities                             (75,391)          8,018       (29,859)
----------------------------------------------------------------------------------- --------------- --------------- -------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                                                113,456          81,899        20,301
         Mortgage loans                                                                   25,462           8,972        37,789
     Proceeds from sales of investments
         Fixed maturities                                                              1,095,976         856,846       978,970
         Equity securities                                                                 6,020          12,404        12,818
         Mortgage loans                                                                        -           5,483        22,437
         Real estate held for sale                                                             -           4,493             -
     Purchases of investments
         Fixed maturities                                                             (1,320,704)     (1,020,803)     (994,443)
         Equity securities                                                               (13,653)         (6,382)       (5,412)
         Mortgage loans                                                                  (39,158)        (41,967)      (21,450)
         Policy loans                                                                     (2,010)         (1,144)       (1,750)
     Short-term securities, (purchases) sales, net                                        43,054         (88,067)      (19,688)
     Other investments, (purchases) sales, net                                             1,110         (51,502)       (6,160)
     Securities transactions in course of settlement                                      36,459          10,526       (51,703)
----------------------------------------------------------------------------------- --------------- --------------- -------------
     Net Cash Used in Investing Activities                                               (53,988)       (229,242)      (28,291)
----------------------------------------------------------------------------------- --------------- --------------- -------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                                        211,476         325,932        96,490
     Contractholder fund withdrawals                                                     (83,036)        (89,145)      (22,340)
     Dividends to parent company                                                               -         (14,000)      (16,000)
----------------------------------------------------------------------------------- --------------- --------------- -------------
         Net Cash Provided by Financing Activities                                       128,440         222,787        58,150
----------------------------------------------------------------------------------- --------------- --------------- -------------
Net increase (decrease) in cash                                                             (939)          1,563             -
----------------------------------------------------------------------------------- --------------- --------------- -------------
Cash at December 31,                                                                        $624          $1,563     $       -
=================================================================================== =============== =============== =============



                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     Basis of Presentation

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), formerly Travelers Group Inc. The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not. See also Note 6.

     Certain reclassifications have been made to the prior year's financial statements to conform to the current year's presentation.


     ACCOUNTING CHANGES

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). This statement establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Effective January 1, 1998, the Company adopted the collateral provisions of FAS 125 which were not effective until 1998 in accordance with Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125". The adoption of the collateral provisions of FAS 125 created additional assets and liabilities on the Company's statement of financial position related to the recognition of securities provided and received as collateral. There was no impact on the results of operations from the adoption of the collateral provisions of FAS 125.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     Reporting Comprehensive Income

     Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are required to be reported in an annual financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income thus represents the sum of net income and other changes in equity from non-owner sources. The accumulated balance of other changes in equity from non-owner sources is required to be displayed separately from retained earnings and additional paid-in capital in the balance sheet. The adoption of FAS 130 resulted in the Company reporting unrealized gains and losses on investments in debt and equity securities in changes in equity from non-owner sources. See Note 3.

     Disclosures About Segments of an Enterprise and Related Information

     During 1998, Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS
     131) became effective. FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise". FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decisionmaker in deciding how to allocate resources and in assessing performance. The Company only has one reportable operating segment and therefore, no additional disclosures are required under FAS 131.

     Accounting for the Costs of Computer Software Developed or Obtained for Internal Use

     During the third quarter of 1998, the Company adopted (effective January 1, 1998) the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 had no impact on the Company's financial condition, statement of operations or liquidity.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     ACCOUNTING POLICIES

     Investments

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely-accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 1998 and 1997.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

     Other invested assets include real estate joint ventures and partnership investments accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income.

     Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     Included in investments are invested assets associated with Structured Settlement Guaranteed Separate Accounts where the investment risk is borne by the Company. See Note 6.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

     Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

     Forward contracts, and options, and interest rate caps were not significant at December 31, 1998 and 1997. Information concerning derivative financial instruments is included in Note 4.


     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.


     POLICY LOANS

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


     SEPARATE ACCOUNTS

     The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     The Company also has a separate account for structured settlement annuity obligations where the investment risk is borne by the Company. The assets and liabilities of this separate account are included in investments, future policy benefits and contractholder funds for financial reporting purposes. See Note 6.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

     Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 15 to 20 year amortization period is used for life insurance, and a 7 to 20 year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     FUTURE POLICY BENEFITS

     Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 3.0% to 7.5%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, certain individual annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.3% to 7.2%.


     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on the statutory surplus of the Company is not material.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective January 1, 2001 for the calendar year 2001 statutory financial statements. It is expected that the State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. The Company has not yet determined the impact that this change will have on its statutory capital and surplus.

     PREMIUMS

     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.



     OTHER REVENUES

     Other revenues include surrender, mortality and administrative charges, and fees earned on investment and other insurance contracts.

     FEDERAL INCOME TAXES

     The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company plans to implement SOP 97-3 in the first quarter of 1999 and expects there to be no material impact on the Company's financial condition, results of operations or liquidity.

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments imbedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. FAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company has not yet determined the impact that FAS 133 will have on its financial statements.


2.   REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide capacity for future growth and to effect business-sharing arrangements. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Life insurance in force ceded to TIC at December 31, 1998 and 1997 was $69.6 million and $76.4 million, respectively. Life insurance premiums ceded were $4.2 million, $2.4 million and $1.3 million in 1998, 1997 and 1996, respectively. Life insurance premiums ceded to non-affiliates were insignificant. Life insurance in force ceded to non-affiliates at December 31, 1998 and 1997, was $8.8 billion and $4.5 billion, respectively.



3.   SHAREHOLDER'S EQUITY

     Unrealized Investment Gains (Losses)

     See Note 11 for an analysis of the change in unrealized gains and losses on investments.

     Shareholder's Equity and Dividend Availability

     The Company's statutory net income (loss) was $(3.2) million, $80.3 million and $17.9 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Statutory capital and surplus was $328.2 million at both December 31, 1998 and 1997.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $32.8 million is available in 1999 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



                   TAX EFFECTS ALLOCATED TO EACH COMPONENT OF
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES

    For the years ended December 31,                                 PRE-TAX AMOUNT   TAX EXPENSE/      AFTER-TAX
    ($ in thousands)                                                                    (BENEFIT)        AMOUNT
    ---------------------------------------------------------------- --------------- ---------------- --------------
    1998
    Unrealized gain on investment securities:
       Unrealized holding gains arising during year                     $45,589           $15,957         $29,632
       Less: reclassification adjustment for gains
         realized in net income                                          18,493             6,473          12,020
    ---------------------------------------------------------------- --------------- ---------------- --------------
    Other changes in equity from non-owner sources                      $27,096            $9,484         $17,612
    ================================================================ =============== ================ ==============
    1997
    Unrealized gain on investment securities:
       Unrealized holding gains arising during year                    $100,903           $35,316         $65,587
       Less: reclassification adjustment for gains
         realized in net income                                          44,871            15,705          29,166
    ---------------------------------------------------------------- --------------- ---------------- --------------
    Other changes in equity from non-owner sources                      $56,032           $19,611         $36,421
    ================================================================ =============== ================ ==============
    1996
    Unrealized gain (loss) on investment securities:
       Unrealized holding gains (losses) arising during year           $(11,881)           $4,158         $(7,723)
       Less: reclassification adjustment for losses realized
         in net income                                                   (9,613)           (3,364)         (6,249)
    ---------------------------------------------------------------- --------------- ---------------- --------------
    Other changes in equity from non-owner sources                      $(2,268)             $794         $(1,474)
    ================================================================ =============== ================ ==============


4.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments

     The Company uses derivative financial instruments, including financial futures, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument.

     However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts that it would cost the Company to replace such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates and equity prices which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates and equity prices, the Company enters long or short positions in financial futures contracts which offset changes in the fair value of investments and liabilities resulting from changes in market interest rates or equity prices until an investment is purchased, a product is sold or a liability is settled.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 1998 and 1997, the Company held financial futures contracts with notional amounts of $41.5 million and $156.3 million, respectively. At December 31, 1998 and 1997, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match an asset with a corresponding liability. Under interest rate swaps, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to a notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swaps are not exchange traded and are subject to the risk of default by the counterparty.

     As of December 31, 1998 and 1997, the Company held interest rate swap contracts with notional amounts of $165.3 million and $17.3 million, respectively. The fair value of these financial instruments was $3.4 million (gain position) and $.7 million (loss position) at December 31, 1998 and was $.7 million (loss position) at December 31, 1997. The fair values were determined using the discounted cash flow method.

     The off-balance sheet risks of forward contracts were not significant at December 31, 1998 and 1997.

     Financial Instruments with Off-Balance Sheet Risk

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1998 and 1997.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Fair Value of Certain Financial Instruments

     The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

     At December 31, 1998, investments in fixed maturities had a carrying value and a fair value of $1.8 billion, compared with a carrying value and a fair value of $1.7 billion at December 31, 1997. See Notes 1 and 11.

     At December 31, 1998, mortgage loans had a carrying value of $174.6 million and a fair value of $185.7 million and in 1997 had a carrying value of $160.2 million and a fair value of $172.6 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     The carrying values of $36.5 million and $54.4 million of financial instruments classified as other assets approximated their fair values at December 31, 1998 and 1997, respectively. The carrying values of $98.4 million and $70.5 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1998 and 1997, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     At December 31, 1998, contractholder funds with defined maturities had a carrying value of $725.6 million and a fair value of $698.1 million, compared with a carrying value of $694.9 million and a fair value of $695.9 million at December 31, 1997. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $483.0 million and a fair value of $442.5 million at December 31, 1998, compared with a carrying value of $98.5 million and a fair value of $93.9 million at December 31, 1997. These contracts generally are valued at surrender value.

     The carrying values of short-term securities and policy loans approximated their fair values.


5.   COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk
     See Note 4.

     Litigation

     The Company is a defendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1998, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



6.   STRUCTURED SETTLEMENT CONTRACTS

     The Company has structured settlement contracts that provide guarantees for the contractholders independent of the investment performance of the assets held in the related separate account. The assets held in the separate account are owned by the Company and contractholders do not share in their investment performance.

     The Company maintains assets sufficient to fund the guaranteed benefits attributable to the liabilities. Assets held in the separate account cannot be used to satisfy any other obligations of the Company.

     The Company reports the related assets and liabilities in investments, future policy benefit reserves and contractholder funds.

     These contracts were purchased by the insurance subsidiaries of Travelers Property Casualty Corp. (TAP), an affiliate of the Company, in connection with the settlement of certain of their policyholder obligations. Effective April 1, 1998, all new contracts have been written by TIC.


7.   BENEFIT PLANS

     Pension and Other Postretirement Benefits

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by The Travelers Insurance Group Inc. (TIGI), TIC's direct parent. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1998, 1997 and 1996.

     401(k) Savings Plan

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1998, 1997 and 1996.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


8.   RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by two companies. TIC handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1998 and 1997, the pool totaled approximately $2.3 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $93.1 million and $145.5 million at December 31, 1998 and 1997, respectively, and is included in short-term securities in the balance sheet.

     The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

     The Company sold structured settlement annuities to the insurance affiliates of Travelers Property Casualty (TAP). Premiums and deposits were $8.9 million, $70.6 million and $36.9 million for 1998, 1997 and 1996, respectively. The reduction in premiums and deposits from 1997 to 1998 was a result of a decision to use TIC as the primary issuer of structured settlement annuities and the Company as the assignment company. Policy reserves and contractholder fund liabilities associated with these structured settlements were $808.7 and $842.3 million at December 31, 1998 and 1997, respectively.

     The Company began marketing variable annuity products through its affiliate, Salomon Smith Barney Inc. (SSB) in 1995. Premiums and deposits related to these products were $932.1 million, $615.6 million and $300.0 million in 1998, 1997 and 1996, respectively. In 1996, the Company began marketing various life products through SSB as well. Premiums related to such products were $42.1 million, $25.1 million and $20.5 million in 1998, 1997 and 1996, respectively.

     During 1998, the Company began marketing deferred annuity products through its affiliate Primerica Financial Services (Primerica). Deposits received were $216 million.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 the Company's ultimate parent introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements are granted Citigroup stock options.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Most leasing functions for TIGI and its subsidiaries are handled by TAP. Rent expense related to these leases are shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 1998, 1997 and 1996.

     At December 31, 1998 and 1997, the Company had investments in Tribeca Investments, L.L.C., an affiliate of the Company in the amounts of $18.3 million and $16.5 million, included in other invested assets.


9.       FEDERAL INCOME TAXES ($ in thousands)

         EFFECTIVE TAX RATE

        --------------------------------------------------------- ----------------- ---------------- -----------------
        FOR THE YEAR ENDED DECEMBER 31,                                 1998             1997              1996
        --------------------------------------------------------- ----------------- ---------------- -----------------
        Income Before Federal Income Taxes                             $88,185           $109,575         $39,582
        Statutory Tax Rate                                                  35%               35%              35%
        --------------------------------------------------------- ----------------- ---------------- -----------------
        Expected Federal Income Taxes                                   30,865            38,351           13,854
        Tax Effect of:
             Non-taxable investment income                                 (20)              (24)             (15)
             Other, net                                                   (145)             (124)             (48)
        --------------------------------------------------------- ----------------- ---------------- -----------------
        Federal Income Taxes                                           $30,700           $38,203          $13,791
        ========================================================= ================= ================ =================
        Effective Tax Rate                                                  35%               35%              35%
        --------------------------------------------------------- ----------------- ---------------- -----------------

        COMPOSITION OF FEDERAL INCOME TAXES                            1998              1998             1996
                                                                       ----              ----             ----
        Current:
             United States                                             $18,794           $33,805          $29,435
             Foreign                                                       123                54               21
        --------------------------------------------------------- ----------------- ---------------- -----------------
             Total                                                      18,917            33,859           29,456
        --------------------------------------------------------- ----------------- ---------------- -----------------

        Deferred:
             United States                                              11,783             4,344          (15,665)
        --------------------------------------------------------- ----------------- ---------------- -----------------
        Federal Income Taxes                                           $30,700           $38,203          $13,791
        ========================================================= ================= ================ =================

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax assets at December 31, 1998 and 1997 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


      ($ in thousands)                                                           1998              1997
                                                                                 ----              ----
      --------------------------------------------------------------------- ---------------- --------------
      Deferred Tax Assets:
           Benefit, reinsurance and other reserves                              $121,150         $100,969
           Other                                                                   2,810            2,571
      --------------------------------------------------------------------- ---------------- --------------
               Total                                                             123,960          103,540
      --------------------------------------------------------------------- ---------------- --------------

      Deferred Tax Liabilities:
           Investments, net                                                       56,103           42,933
           Deferred acquisition costs and value of insurance in force             51,993           23,650
           Other                                                                   1,399            1,226
      --------------------------------------------------------------------- ---------------- --------------
               Total                                                             109,495           67,809
      --------------------------------------------------------------------- ---------------- --------------

      Net Deferred Tax Asset Before Valuation Allowance                           14,465           35,731
      Valuation Allowance for Deferred Tax Assets                                 (2,070)          (2,070)
      --------------------------------------------------------------------- ---------------- --------------

      Net Deferred Tax Asset After Valuation Allowance                           $12,395          $33,661
      --------------------------------------------------------------------- ---------------- --------------


     TIC and its life insurance subsidiaries, including the Company, has filed, and will file, a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     The $2.1 million valuation allowance is sufficient to cover any capital losses on investments that may exceed the capital gains able to be generated in the life insurance group's consolidated federal income tax return based upon management's best estimate of the character of the reversing temporary differences. Reversal of the valuation allowance is contingent upon the recognition of future capital gains or a change in circumstances that causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1998. The initial recognition of any benefit provided by the reversal of the valuation allowance will be recognized by reducing goodwill.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     In management's judgment, the $12.4 million "net deferred tax asset after valuation allowance" as of December 31, 1998, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 1998, the Company has no ordinary or capital loss carryforwards.

     The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend to exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.



10.      NET INVESTMENT INCOME

        -------------------------------------------------------------- --------------- --------------- --------------
        FOR THE YEAR ENDED DECEMBER 31,
        ($ in thousands)                                                    1998            1997           1996
        -------------------------------------------------------------- --------------- --------------- --------------
        GROSS INVESTMENT INCOME
             Fixed maturities                                              $130,825        $120,900       $113,296
             Joint venture and partnership income                            22,107          32,336         19,775
             Mortgage loans                                                  15,969          14,905         18,278
             Other                                                            3,322           2,284          4,113
        -------------------------------------------------------------- --------------- --------------- --------------
                                                                            172,223         170,425        155,462
        -------------------------------------------------------------- --------------- --------------- --------------
        Investment expenses                                                   1,220           1,772          4,136
        -------------------------------------------------------------- --------------- --------------- --------------
        Net investment income                                              $171,003        $168,653       $151,326
        -------------------------------------------------------------- --------------- --------------- --------------


11.  INVESTMENTS AND INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) for the periods were as follows:

      ---------------------------------------------------------------- --------------- --------------- ---------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ in thousands)                                                      1998            1997            1996
      ---------------------------------------------------------------- --------------- --------------- ---------------
      REALIZED INVESTMENT GAINS (LOSSES)
           Fixed maturities                                                 $15,620         $29,236        $(11,491)
           Equity securities                                                  1,819           8,385           4,613
           Mortgage loans                                                       623              (8)          1,979
           Real estate held for sale                                              -           2,164             (73)
           Other                                                                431           5,094          (4,641)
      ---------------------------------------------------------------- --------------- --------------- ---------------
               Total Realized Investment Gains (Losses)                    $18,493          $44,871         $(9,613)
      ---------------------------------------------------------------- --------------- --------------- ---------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



     Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from non-owner sources in shareholder's equity were as follows:

      ---------------------------------------------------------------- --------------- --------------- ---------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ in thousands)                                                      1998            1997            1996
      ---------------------------------------------------------------- --------------- --------------- ---------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
           Fixed maturities                                                 $24,336         $34,451        $(23,953)
           Equity securities                                                   (338)         (2,394)           (746)
           Other                                                              3,098          23,975          22,431
      ---------------------------------------------------------------- --------------- --------------- ---------------
               Total Unrealized Investment Gains (Losses)                    27,096          56,032          (2,268)

           Related taxes                                                      9,484          19,611            (794)
      ---------------------------------------------------------------- --------------- --------------- ---------------
           Change in unrealized investment gains (losses)                    17,612          36,421          (1,474)
           Balance beginning of year                                         70,277          33,856          35,330
      ---------------------------------------------------------------- --------------- --------------- ---------------
               Balance End of Year                                          $87,889         $70,277         $33,856
      ---------------------------------------------------------------- --------------- --------------- ---------------


Fixed Maturities

     Proceeds from sales of fixed maturities classified as available for sale were $1.1 billion, $.9 billion and $1.0 billion in 1998, 1997 and 1996, respectively. Gross gains of $32.6 million, $38.1 million and $8.4 million and gross losses of $17.0 million, $8.9 million and $19.9 million in 1998, 1997 and 1996, respectively were realized on those sales.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $427.0 million and $485.3 million at December 31, 1998 and 1997, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     The amortized cost and fair values of investments in fixed maturities were as follows:

       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
       DECEMBER 31, 1998                                                      GROSS            GROSS
       ($ in thousands)                                  AMORTIZED COST     UNREALIZED      UNREALIZED          FAIR
                                                                              GAINS           LOSSES           VALUE
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                            $220,105        $ 11,571         $(193)         $231,483
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                     289,376          53,782          (274)          342,884
            Obligations of states and political
            subdivisions                                         28,749             994           (17)           29,726
            Debt securities issued by foreign
            governments                                          40,786           2,966          (375)           43,377
            All other corporate bonds                         1,124,298          75,870       (13,000)        1,187,168
            Redeemable preferred stock                            4,033             119          (109)            4,043
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
                Total Available For Sale                     $1,707,347        $145,302      $(13,968)       $1,838,681
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------

       DECEMBER 31, 1997                                                      GROSS            GROSS
       ($ in thousands)                                  AMORTIZED COST     UNREALIZED      UNREALIZED          FAIR
                                                                              GAINS           LOSSES           VALUE
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                            $144,921         $ 8,254         $(223)         $152,952
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                     248,081          34,111          (123)          282,069
            Obligations of states and political
            subdivisions                                         14,560             392            (2)           14,950
            Debt securities issued by foreign
            governments                                          85,367           6,194          (228)           91,333
            All other corporate bonds                         1,077,211          59,972        (1,387)        1,135,796
            Redeemable preferred stock                              981              48            (9)            1,020
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------
                Total Available For Sale                     $1,571,121        $108,971       $(1,972)       $1,678,120
       ------------------------------------------------- ---------------- --------------- ---------------- ---------------


     The amortized cost and fair value of fixed maturities available for sale at December 31, 1998, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

        ----------------------------------------------------- ------------------ ------------------
        ($ in thousands)                                          AMORTIZED          FAIR
                                                                    COST             VALUE
        ----------------------------------------------------- ------------------ ------------------
        MATURITY:
             Due in one year or less                              $   21,149         $   21,655
             Due after 1 year through 5 years                        249,251            256,032
             Due after 5 years through 10 years                      356,358            379,061
             Due after 10 years                                      860,484            950,450
        ----------------------------------------------------- ------------------ ------------------
                                                                   1,487,242          1,607,198
        ----------------------------------------------------- ------------------ ------------------

             Mortgage-backed securities                              220,105            231,483
        ----------------------------------------------------- ------------------ ------------------
                 Total Maturity                                   $1,707,347         $1,838,681
        ----------------------------------------------------- ------------------ ------------------


     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 1998 and 1997, the Company held CMOs with a market value of $181.6 million and $122.8 million, respectively. The Company's CMO holdings were 62.9% and 97.5% collateralized by GNMA, FNMA or FHLMC securities at December 31, 1998 and 1997, respectively.

     Equity Securities

     The cost and market values of investments in equity securities were as follows:

    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
    EQUITY SECURITIES:                                          GROSS UNREALIZED       GROSS UNREALIZED     FAIR VALUE
    ($ in thousands)                                 COST             GAINS                 LOSSES
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
    DECEMBER 31, 1998
         Common stocks                               $ 5,185             $889                 $(292)           $5,782
         Non-redeemable preferred stocks              20,641              707                  (445)           20,903
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
             Total Equity Securities                 $25,826           $1,596                 $(737)          $26,685
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
    DECEMBER 31, 1997

         Common stocks                                $3,318            $ 583                  $(70)           $3,831
         Non-redeemable preferred stocks              11,774              931                  (247)           12,458
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------
             Total Equity Securities                 $15,092           $1,514                 $(317)          $16,289
    --------------------------------------------- ----------- ---------------------- ---------------------- -----------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Proceeds from sales of equity securities were $6.0 million, $12.4 million and $12.8 million in 1998, 1997 and 1996, respectively. Gross gains of $2.6 million, $8.6 million and $4.7 million and gross losses of $815 thousand, $172 thousand and $155 thousand in 1998, 1997 and 1996, respectively were realized on those sales.

     Mortgage Loans

     Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure and loans modified at interest rates below market.

     At December 31, 1998 and 1997, the Company's mortgage loan portfolios consisted of the following:

-----------------------------------------------------  -------------  --------------
($ in thousands)                                            1998            1997
-----------------------------------------------------  -------------  --------------
Current Mortgage Loans                                      $170,635        $160,247
Underperforming Mortgage Loans                                 3,930               -
-----------------------------------------------------  -------------  --------------
Total                                                        174,565         160,247
-----------------------------------------------------  -------------  --------------


     Aggregate annual maturities on mortgage loans at December 31, 1998 are as follows:

-----------------------------------------------------       -------
($ in thousands)

Past Maturity                                               $   129
1999                                                         11,649
2000                                                         11,309
2001                                                          8,697
2002                                                         16,272
2003                                                          4,998
Thereafter                                                  121,511
-----------------------------------------------------       -------
Total                                                       174,565
=====================================================       =======

     Joint Venture

     In October 1997, TIC and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. TIC and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts. The Company's investment in the joint venture, which is included in other invested assets, totaled $62.4 million and $54.8 million at December 31, 1998 and 1997, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Concentrations

     The Company's significant individual investment concentrations included $53.3 million and $32.7 million in Bellsouth Corp. at December 31, 1998 and 1997, respectively. In addition, there was an investment of $50.8 million in the State of Israel in 1997.

     The Company participates in a short-term investment pool maintained by an affiliate. See Note 8.

     Included in fixed maturities are below investment grade assets totaling $102.4 million and $76.7 million at December 31, 1998 and 1997, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade bonds.

     The Company's three largest industry concentrations of investments, primarily fixed maturities, were as follows:

        -------------------------------------------- -----------   -----------
        ($ in thousands)                                 1998          1997
        -------------------------------------------- -----------   -----------
        Banking                                         $160,713      $130,966
        Transportation                                   155,116       138,903
        Electric utilities                               109,027       106,724
        -------------------------------------------- -----------   -----------

     Below investment grade assets included in the preceding table were not significant.

     Concentrations of mortgage loans by property type at December 31, 1998 and 1997 were as follows:

        --------------------------------------------   -----------   -----------
        ($ in thousands)                                   1998          1997
        --------------------------------------------   -----------   -----------
        Agricultural                                       $78,579       $62,463
        Office                                              51,813        47,453
        --------------------------------------------   -----------   -----------

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     There were no investments included in the balance sheets that were non-income producing for the preceding 12 months.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Restructured Investments

     Mortgage loan and debt securities which were restructured at below market terms at December 31, 1998 and 1997 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.


12.  LIFE AND ANNUITY DEPOSIT FUNDS AND RESERVES

     At December 31, 1998, the Company had $1.9 billion of life and annuity deposit funds and reserves. Of that total, $1.5 billion were not subject to discretionary withdrawal based on contract terms. The remaining $.4 billion were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $.2 billion of liabilities that are surrenderable with market value adjustments. An additional $.2 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.6%. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.


13. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by (used in) operating activities:

        ------------------------------------------------------------------   -------------   -------------   -------------
        FOR THE YEAR ENDED DECEMBER 31,                                          1998             1997            1996
                                                                                 ----             ----            ----
        ($ in thousands)
        ------------------------------------------------------------------   -------------   -------------   -------------
        Net Income From Continuing Operations                                     $57,485         $71,372        $ 25,791
             Adjustments to reconcile net income to cash provided by
             operating activities:
                 Realized (gains) losses                                          (18,493)        (44,871)          9,613
                 Deferred federal income taxes                                     11,783           4,344         (15,665)
                 Amortization of deferred policy acquisition costs and
                      value of insurance in force                                  17,031           6,036           3,286
                 Additions to deferred policy acquisition costs                  (120,278)        (56,975)        (20,753)
                 Investment income accrued                                         (3,821)            908           1,308
                 Premium balances receivable                                       (6,786)         (3,450)         (3,561)
                 Insurance reserves and accrued expenses                           (8,431)          3,981         (16,459)
                 Other                                                             (3,881)         26,673         (13,419)
        ------------------------------------------------------------------   -------------   -------------   -------------
                 Net cash provided by (used in) operations                       $(75,391)         $8,018        $(29,859)
        ------------------------------------------------------------------   -------------   -------------   -------------


14.  NON-CASH INVESTING AND FINANCING ACTIVITIES


     There were no significant non-cash investing and financing activities for 1998, 1997 and 1996.

                                   MARKETLIFE

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY


                     THE TRAVELERS LIFE AND ANNUITY COMPANY

                             HARTFORD, CONNECTICUT


L-12539                                                                May, 1999

                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

-    The facing sheet.

-    The Prospectus.

-    The undertaking to file reports.

-    The signatures.

ATTACHMENTS:

    A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

    B. Consent and Actuarial Opinion pertaining to the illustrations contained in the Prospectus.

    C.     Consent of KPMG LLP, Independent Certified Public Accountants.

    D.     Powers of Attorney (See Exhibit 12 below)

EXHIBITS:

    1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Registration Statement on Form S-6 filed November 2, 1995.)

    2.     Not applicable.

    3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and CFBDS, Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 333-60215, filed November 9, 1998.)

    3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-60215, filed November 9, 1998.)

    3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1997.)

    4.     None

    5.     Variable Life Insurance Policy. (Incorporated herein by reference to
           Exhibit 5 to Registration Statement on Form S-6 filed November 2, 1995.)

    6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

    6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

    7.     None
    8.     None
    9.     None

    10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 the Post-Effective Amendment No. 2 to the Registration Statement on form S-6 filed April 24, 1998.)

    11. Opinion of Counsel regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit 11 the Post-Effective Amendment No. 2 to the Registration Statement on form S-6 filed April 24, 1998.)

    12. Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Michael A. Carpenter, Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger, Donald T. DeCarlo and Christine B. Mead. (Incorporated herein by reference to Exhibit 12 to Registration Statement on Form S-6 filed November 2, 1995.)

    12(b) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 12(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1997.)

    12(c) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for J. Eric Daniels and Jay S. Benet.

    13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 13 to the Registration Statement on Form S-6 filed April 25, 1996.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL II for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 26th day of April, 1999.


              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)

                           By: *JAY S. BENET
                               ------------------------------------------------
                               Jay S. Benet
                               Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 26th day of April 1999.

*MICHAEL A. CARPENTER                                   Director, Chairman of the Board
----------------------------------
  (Michael A. Carpenter)

*J. ERIC DANIELS                                        Director, President and Chief Executive Officer
----------------------------------
  (J. Eric Daniels)

*JAY S. BENET                                           Director, Senior Vice President, Chief Financial
----------------------------------                      Officer, Chief Accounting Officer and Controller
  (Jay S. Benet)

*GEORGE C. KOKULIS                                      Director
----------------------------------
  (George C. Kokulis)

*ROBERT I. LIPP                                         Director
----------------------------------
  (Robert I. Lipp)

*KATHERINE M. SULLIVAN                                  Director, Senior Vice President
----------------------------------                      and General Counsel
  (Katherine M. Sullivan)

*MARC P. WEILL                                          Director
----------------------------------
  (Marc P. Weill)



*By: /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Attachment
  or
Exhibit
  No.             Description                                                                 Method of Filing
  ---             -----------                                                                 ----------------
ATTACHMENTS::

B.                Consent and Actuarial Opinion pertaining to the illustrations               Electronically
                  contained in the Prospectus.

C.                Consent of KPMG LLP, Independent Certified Public Accountants.              Electronically
                  Public Accountants.

Exhibits:

12(c)             Powers of Attorney authorizing Ernest J. Wright or Kathleen A.              Electronically
                  McGah as signatory for J. Eric Daniels and Jay S. Benet.